UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ENVIVA INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 15, 2023
at 10:00 a.m. Eastern Time
Dear Stockholder:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Enviva Inc., a Delaware corporation (the “Company”). This year’s Annual Meeting will be held in a virtual-meeting format only via live webcast on June 15, 2023, at 10:00 a.m. Eastern Time. You may attend the Annual Meeting virtually via the Internet by accessing https://web.lumiagm.com/218783948, where you will find instructions on how to register, vote electronically, and submit questions. For additional instructions on how to attend the Annual Meeting, please review the accompanying proxy statement. Only stockholders of record on April 21, 2023 may vote at the Annual Meeting, including any adjournment or postponement thereof.
At the Annual Meeting, you will be asked to consider and vote upon:
(1)
the election of thirteen director nominees to serve as directors until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal, or death;

(2)
the approval of an amendment to the Company’s certificate of incorporation (the “Current Certificate”) to reflect new Delaware law provisions regarding officer exculpation;

(3)
the approval of, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers (as defined in the enclosed proxy statement);

(4)
the approval of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers;

(5)
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(6)
the approval, pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of shares of our common stock, par value $0.001, upon the conversion of our Series A Preferred Stock, par value $0.001 per share, primarily to certain related parties of the Company (the “Issuance Proposal”); and

(7)
the transaction of such other business as may properly come before the meeting or at any and all adjournments or postponements thereof.

The accompanying proxy statement more fully describes the details of the business to be conducted at the Annual Meeting. Proposal 1 relates solely to the election of the thirteen directors nominated by the Board of Directors of the Company (the “Board”) and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company. After careful consideration, our Board, and with respect to the Issuance Proposal, upon the recommendation of an independent committee of the Board, has unanimously approved the proposals and recommends that you vote FOR the thirteen director nominees, FOR the approval of the amendment to the Current Certificate to reflect new Delaware law provisions regarding officer exculpation, for future advisory votes to approve the compensation of our Named Executive Officers to be held EVERY YEAR, FOR the approval of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers,

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and FOR the Issuance Proposal. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be accessible by appointment for ten days prior to the meeting by contacting our Investor Relations department at investor.relations@envivabiomass.com.
We are pleased to save costs by taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to provide our notice of annual meeting of stockholders, proxy statement, and our 2022 annual report to stockholders online, with paper copies available free of charge upon request. On or about May 1, 2023, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), instead of a paper copy of our proxy materials. The Notice of Internet Availability contains instructions on how to access these documents and how to cast your vote via the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of our proxy materials. All stockholders who have so requested will receive a paper copy of the proxy materials by mail. We believe that this process allows us to provide our stockholders with the information they need on a more timely basis, while lowering the costs of printing and distributing our proxy materials. This proxy statement and accompanying form of proxy are dated May 1, 2023 and are expected to be first made available to stockholders on or about May 1, 2023.
Your vote is important.   Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at https://web.lumiagm.com/218783948 or by completing, signing, and dating the proxy card and returning it in the postage-prepaid envelope, if you have requested that a paper copy be mailed to you.
We look forward to speaking with you at the Annual Meeting.
Sincerely,
John K. Keppler
Executive Chairman
May 1, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 15, 2023

Our notice of annual meeting of stockholders, proxy statement, form of proxy card, or voting instruction form, and our 2022 annual report to stockholders are available on the internet at
http://astproxyportal.com/ast/20060.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7
PROPOSAL NO. 2 – APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION	14
PROPOSAL NO. 3 – APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	16
PROPOSAL NO. 4 – APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	17
PROPOSAL NO. 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PROPOSAL NO. 6 – THE ISSUANCE PROPOSAL	20
CORPORATE GOVERNANCE	23
BOARD OF DIRECTORS AND COMMITTEES	27
EXECUTIVE OFFICERS	31
EXECUTIVE COMPENSATION	33
DIRECTOR COMPENSATION	52
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	58
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	60
DELINQUENT SECTION 16(A) REPORTS	63
REPORT OF THE AUDIT COMMITTEE	64
OTHER BUSINESS	65
STOCKHOLDER PROPOSALS	66
DELIVERY OF PROXY MATERIALS	68

i

ENVIVA INC.
7272 Wisconsin Ave. Suite 1800
Bethesda, MD 20814
PROXY STATEMENT FOR
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2023
at 10:00 a.m. Eastern Time
via Live Webcast by Accessing
https://web.lumiagm.com/218783948
QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND THE ANNUAL MEETING
1.
What are proxy materials?

The proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Enviva Inc. (“Enviva,” the “Company,” “we,” or “us”) for use at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held via live webcast on June 15, 2023, at 10:00 a.m. Eastern Time by accessing https://web.lumiagm.com/218783948. The proxy materials include the notice of annual meeting of stockholders, this proxy statement for the Annual Meeting, a 2022 annual report to stockholders, and the proxy card or, for shares held in street name (held for your account by a broker or other nominee), a voting instruction form, for the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.
Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 1, 2023, we began mailing a Notice of Internet Availability to stockholders entitled to vote at the Annual Meeting containing instructions on how to access the proxy materials and how to vote online. Please follow the instructions on the Notice of Internet Availability for requesting paper or e-mail copies of our proxy materials. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. We believe electronic delivery will expedite the receipt of the materials and will help lower the costs of our proxy materials. Please note that, while our proxy materials are available at the website referenced in the Notice of Internet Availability and on our website, no other information contained on either website is incorporated by reference into or considered to be a part of this document.
2.
Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock, par value $0.001 per share (our “Common Stock”), at the close of business on April 21, 2023 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. On the Record Date, 67,727,662 shares of Common Stock were issued and outstanding (constituting 67,727,662 votes). Holders of Common Stock do not have the right to cumulative voting in the election of directors. Shares of Common Stock that are present virtually during the Annual Meeting constitute shares of Common Stock represented “in person.”

The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of Common Stock on the Record Date (constituting 33,863,832 votes) entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting and any postponement or adjournment thereof, though the Board may fix a new record date for purposes of a postponed or adjourned meeting. Abstentions and broker non-votes, each discussed below, will be counted for the purpose of determining the presence or absence of a quorum.
You are a stockholder of record if your shares of our Common Stock are registered directly in your own name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”). You are a beneficial owner of shares of our Common Stock if a brokerage firm, bank, or other agent, called a “nominee,” holds your stock. This is often called ownership in “street name” because your name does not appear in the records of AST. If you are a stockholder of record, you have the right to grant your proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting. If you hold any shares in street name, you have the right to direct your nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. If you hold any shares of Common Stock in street name, you should receive a voting instruction form from your nominee.
3.
How do you vote your shares?

If you are a stockholder of record, there are three ways to vote:
•
Virtually During the Meeting.   You may vote online during the virtual meeting through https://web.lumiagm.com/218783948. To be admitted to the Annual Meeting and vote your shares, you must go to https://web.lumiagm.com/218783948 on the day of the Annual Meeting, provide the control number located on the Notice of Internet Availability, proxy card, or voting instruction form and enter the password “enviva2023”.

•
Via the Internet.   You may vote by proxy via the Internet at www.voteproxy.com by following the instructions provided on the Notice of Internet Availability or proxy card. You must have the control number that is on the Notice of Internet Availability, proxy card, or voting instruction form in order to vote.

•
By Mail.   You may vote by completing, dating, and signing the proxy card and returning it in the postage-prepaid envelope provided.

If you are a beneficial owner of shares held in street name, there are three ways to provide voting instructions:
•
Virtually During the Meeting.   You should follow the instructions provided by your nominee in order to vote during the virtual meeting at https://web.lumiagm.com/218783948. To be admitted to the Annual Meeting and vote your shares, you must obtain a legal proxy from your nominee giving you the legal right to vote the shares.

•
Via the Internet.   You may provide voting instructions via the Internet by following the instructions provided on the Notice of Internet Availability or your voting instruction form.

•
By Mail.   You may provide voting instructions by filling out the voting instruction form and returning it in the postage-prepaid envelope provided.

4.
What if you receive more than one proxy card or voting instruction form?

This means that you may have more than one account at AST, with a nominee, or both. Please vote all proxy cards and voting instruction forms that you receive so that all the shares that you own will be represented at the Annual Meeting.
5.
How may you revoke your proxy or voting instructions?

If you are a stockholder of record, you may revoke or amend your proxy at any time before it is voted at the Annual Meeting by writing to us directly “revoking” your earlier proxy, submitting a new proxy with a later date by mail or via the internet, or by attending the Annual Meeting virtually and voting online at the meeting. Your last dated proxy timely received prior to the Annual Meeting, or vote cast at the Annual

Meeting, will be counted. If you hold your shares in street name, you must follow the instructions on your voting instruction form to revoke or amend any prior voting instructions.
6.
What is discretionary authority?

If you are a stockholder of record and you properly submit your proxy without making any specific selections, your shares will be voted on each matter before the Annual Meeting in the manner recommended by the Board. If other matters not included in this proxy statement properly come before the Annual Meeting, the persons named on the proxy card, or otherwise designated, will have the authority to vote on those matters for you in their discretion. At this time, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this proxy statement. If you are a beneficial owner of shares held in street name, please see the discussion below regarding broker non-votes and the rules related to voting by nominees.
7.
What are abstentions, “withhold votes,” and “broker non-votes”?

Abstentions and “Withhold” Votes
If you are a stockholder of record and you vote “abstain” on the Exculpation Amendment (defined below), the resolution to approve the compensation of our Named Executive Officers, the ratification of the appointment of the independent registered public accounting firm, or the Issuance Proposal (as defined below), your shares will not be voted on that matter but will be counted as present in person or by proxy and entitled to vote. Abstentions have the same effect as a vote “against” the Exculpation Amendment, the resolution to approve the compensation of our Named Executive Officers, the ratification of the appointment of the independent registered public accounting firm, and the Issuance Proposal.
If you are a stockholder of record and you “abstain” from voting on the frequency of future advisory votes to approve the compensation of our Named Executive Officers, your shares will be counted as present in person or by proxy and entitled to vote, but will have no effect on the outcome, because the frequency period that receives the most votes (every one, two, or three years) will be deemed to be the recommendation of the stockholders.
If you are a stockholder of record and you vote “withhold” in the election of a director, your shares will be counted as present in person or by proxy and entitled to vote, but will have no effect on the outcome, because the director nominees who receive the highest number of “for” votes are elected. Because the election is uncontested, this means that each director nominee will be elected provided there is a quorum and such director nominee receives at least one vote “for” such director nominee’s election.
In all cases, if you are a stockholder of record and you vote “withhold” or “abstain”, your shares will be counted for purposes of determining whether a quorum is present. If you are a beneficial owner holding shares through a nominee, you may instruct your nominee that you wish to abstain from voting on a proposal or withhold authority to vote for one or more nominees for directors, and your vote will have the same effect as described above.
“Broker Non-Votes”
If you are a beneficial owner holding shares through a nominee and you fail to instruct the nominee how your shares should be voted on a particular matter, then your broker nominee may submit a vote on your behalf on “routine” matters pursuant to the rules of the New York Stock Exchange (the “NYSE”). A broker nominee generally may not vote on “non-routine” matters without receiving your specific voting instructions. This is called a “broker non-vote.”
At the Annual Meeting, your broker nominee will not be able to submit a vote on any matter other than the ratification of the appointment of the independent registered public accounting firm, unless it receives your specific instructions. If your nominee does not receive your specific instructions for the remaining proposals, it will submit a broker non-vote.
Broker non-votes are counted as present and entitled to vote for quorum purposes, but are not considered entitled to vote and have no effect on the outcome of the election of directors, the resolution to approve the frequency of future advisory votes to approve the compensation of our Named Executive Officers, the resolution to approve the compensation of our Named Executive Officers, or the ratification of the appointment of the independent registered public accounting firm. However, because the Exculpation Amendment requires the affirmative vote of at least a majority of the voting power of the outstanding shares of our Common Stock, and the Issuance Proposal requires a vote of at least a majority of the votes cast, broker non-votes will have the same effect as a vote “against” these proposals.
The broker nominee, however, will be able to vote on the ratification of the appointment of our independent registered public accounting firm even if it does not receive your instructions, so we do not expect any broker non-votes will exist in connection with this proposal.
8.
What proposals will be voted on at the Annual Meeting, and what votes are required to approve each of the proposals?

The required vote for each of the proposals expected to be acted upon at the Annual Meeting and the treatment of abstentions and broker non-votes under each proposal are described below:
Proposal No. 1 — Election of directors.   Directors are elected by a plurality of the votes validly cast by holders of the shares of the Company’s Common Stock that are present in person or represented by proxy and entitled to vote on the election of directors, with the nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will have no effect on the outcome.
Proposal No. 2 — Approval of the amendment to the Current Certificate to reflect new Delaware law provisions regarding officer exculpation.   This proposal (the “Exculpation Amendment”) must be approved by the affirmative vote of at least a majority of the voting power of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the proposal.
Proposal No. 3 — Approval of, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers.   This advisory vote provides a choice among three frequency periods for future advisory votes to approve the compensation of our Named Executive Officers. The frequency period receiving a plurality of the votes validly cast by holders of the shares of the Company’s Common Stock that are present in person or represented by proxy at the meeting and entitled to vote on the matter will be the recommendation of the stockholders. Thus, the frequency period that receives the most votes (every one, two, or three years) will be deemed to be the recommendation of the stockholders. Because there is no minimum vote required, abstentions and broker non-votes will have no effect on the vote outcome.
Proposal No. 4 — Approval of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers.   Because this proposal asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval of the compensation of our Named Executive Officers. We value the opinions expressed by our stockholders with respect to this advisory vote, and the compensation committee of our Board (the “Compensation Committee”), which is responsible for overseeing and administering our compensation programs, will consider the outcome of the vote, including whether the votes cast “for” this proposal represent the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote when designing our compensation programs and making future compensation decisions for our Named Executive Officers. We will consider this advisory proposal approved if it receives the affirmative vote of the majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. As a result, abstentions will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the vote outcome.
Proposal No. 5 — Ratification of appointment of independent registered public accounting firm.   This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. As a result, abstentions will have the same effect as a vote “against” the proposal. As discussed above, we do not expect any broker non-votes with respect to this proposal.

Proposal No. 6 — The Issuance Proposal.   The proposal to approve the issuance of our Common Stock upon the conversion of our Series A Preferred Stock, par value $0.001 per share (the “Preferred Shares,” and such proposal, the “Issuance Proposal”) must be approved by the affirmative vote of a majority of the votes cast in person or represented by proxy at the Annual Meeting and entitled to vote. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the Issuance Proposal.
9.
How many shares of Common Stock are issuable upon conversion of the Preferred Shares?

As each Preferred Share is convertible into one share of Common Stock, upon conversion of all of the Preferred Shares, the Company would issue approximately 6,605,671 shares of Common Stock, subject to adjustment for any stock dividends, splits, combinations, and similar events, representing approximately 9.75% of the total outstanding shares of Common Stock as of the Record Date.
10.
How does the Board recommend you vote on the proposals?

•
“FOR” the election of each director nominee.

•
“FOR” the approval of the amendment to the Current Certificate to reflect new Delaware law provisions regarding officer exculpation.

•
To hold future advisory votes to approve the compensation of our Named Executive Officers EVERY YEAR.

•
“FOR” the approval of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers.

•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

•
“FOR” the Issuance Proposal.

11.
What do you need to do to attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. This virtual-meeting format uses technology designed to increase stockholder access and provide stockholders rights and opportunities to participate in the meeting similar to what they would have at an in-person meeting.
In order to attend, you must register in advance at https://web.lumiagm.com/218783948. As part of the registration process, you must enter the control number located in your Notice of Internet Availability, proxy card, or voting instruction form and the password “enviva2023”. Please be sure to follow the instructions found on your Notice of Internet Availability, proxy card, or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.
On the day of the Annual Meeting, June 15, 2023, stockholders may begin to log in to the virtual-only Annual Meeting one hour prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Please allow ample time for online registration and login procedures.
12.
Will I be able to ask questions and participate in the Annual Meeting?

We are aware of concerns that virtual meetings may diminish stockholder voices or reduce accountability and are taking steps to address these concerns. For example, our virtual meeting format enhances, rather than constrains, stockholder access, participation, and communication because the online format allows stockholders to communicate with us during the Annual Meeting so they can ask questions to our Board, management, and a representative from our independent registered public accounting firm.
Stockholders may submit questions during the Annual Meeting by visiting the virtual meeting login page at https://web.lumiagm.com/218783948 and entering their control number located on their Notice of Internet Availability, proxy card, or voting instruction form and the password (enviva2023). We will answer stockholder questions as they come in, as time permits. We are committed to answering each question received following the Annual Meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. If there are questions pertinent to matters properly before the Annual Meeting that cannot be answered during the Annual Meeting due to time constraints, we will post answers to a representative set of such questions under the “Investor Relations” tab on our website at www.envivabiomass.com. The questions and answers will be available as soon as practicable after the Annual Meeting and will remain available until we file our proxy statement for 2024.
13.
You share an address with another stockholder. Why did you receive only one copy of the proxy materials, and how may you obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for the proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings to the companies.
A number of brokers with account holders who are stockholders may be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise, or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of materials, please notify your broker or the Company at Enviva Inc., 7272 Wisconsin Ave. Suite 1800, Bethesda, Maryland 20814, Attention: Secretary or (301) 657-5560, and the Company will promptly deliver such additional materials to you. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request “householding” and authorize your broker to discontinue mailings of multiple annual reports and proxy statements by contacting your broker or the Company at Enviva Inc., 7272 Wisconsin Ave. Suite 1800, Bethesda, Maryland 20814, Attention: Secretary or (301) 657-5560.
14.
How will the results of voting be announced?

We expect to announce the preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days after the Annual Meeting.
15.
Who pays the costs of solicitation?

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may also solicit proxies by facsimile or personal solicitation; however, we will not pay these individuals additional compensation for any of these services.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
1.
Background

The Board has nominated Thomas Meth, John K. Keppler, Ralph Alexander, John C. Bumgarner, Jr., Martin N. Davidson, Jim H. Derryberry, Gerrit L. Lansing, Jr., Pierre F. Lapeyre, Jr., David M. Leuschen, Jeffrey W. Ubben, Gary L. Whitlock, Janet S. Wong, and Eva T. Zlotnicka (collectively, the “Director Nominees”) for election at the Annual Meeting and each has indicated their willingness to serve if elected. You may not vote by proxy or virtually at the Annual Meeting for a greater number of persons than the thirteen Director Nominees.
2.
Nomination of Directors

The nominating and corporate governance committee of our Board (the “Nominating and Corporate Governance Committee”) identifies, evaluates, and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating and Corporate Governance Committee considers the qualifications of each potential nominee with the qualification standards set forth in its Committee Charter and in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee considers, among other things, each potential nominee’s experience, knowledge, skills, expertise, integrity, diversity (including diversity of gender and race/ethnicity), ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time and effort to Board responsibilities. The Board membership criteria are set forth in our Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, copies of which are available under “Investor Relations > Governance > Governance Documents” on our website at www.envivabiomass.com. After reviewing the qualifications of potential Board candidates, the Nominating and Corporate Governance Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board nominated the Director Nominees for election as directors. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting. The Nominating and Corporate Governance Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Nominating and Corporate Governance Committee for consideration for election at a future annual meeting of stockholders must provide the Nominating and Corporate Governance Committee with notice of the recommendation and certain information regarding the candidate as described in our bylaws (the “Bylaws”) and within the time periods set forth under the caption “Notice of Stockholder Business and Nominations.”
3.
Nominees

The Nominating and Corporate Governance Committee has recommended, and the Board has nominated, the Director Nominees to be elected as directors at the Annual Meeting. The following table sets forth the following information for the Director Nominees: their respective ages as of the Record Date, the positions currently held with the Company, and the year each was first elected or appointed a director of the Company.
Nominee/Director Name	Age	Position	Director Since
Thomas Meth	50	President, Chief Executive Officer, and Director	2022
John K. Keppler	52	Executive Chairman of the Board and Director	2023
Ralph Alexander	68	Lead Independent Director	2013
John C. Bumgarner, Jr.	80	Director	2015
Martin N. Davidson	61	Director	2021
Jim H. Derryberry	78	Director	2018
Gerrit L. Lansing, Jr.	50	Director	2020
Pierre F. Lapeyre, Jr.	60	Director	2021
David M. Leuschen	72	Director	2021
Jeffrey W. Ubben	61	Director	2020
Gary L. Whitlock	73	Director	2016
Janet S. Wong	64	Director	2015
Eva T. Zlotnicka	40	Director	2021

Board Matrix
The following matrix provides information regarding each Director Nominee, including certain types of experiences and skills that the Board of Directors has determined are important. The matrix does not encompass all of the experiences and skills of our directors, and the fact that a particular experience or skill is not listed does not mean that a director does not possess it. Additional details on each director nominee’s experiences, qualifications, skills, and attributes are set forth in their biographies.
	Meth	Keppler	Alexander	Bumgarner	Davidson	Derryberry	Lansing	Lapeyre	Leuschen	Ubben	Whitlock	Wong	Zlotnicka
Experiences and Skills
Accounting/Audit Experience		X	X	X							X	X
Environmental and/or Climate Change-Related Experience	X	X	X				X		X		X		X
Executive Leadership Experience	X	X	X	X		X	X	X	X	X	X	X	X
Financial Experience		X	X	X		X		X	X	X	X	X	X
Governmental Affairs and/or Regulatory Experience	X	X	X
Human Resources Management Experience	X	X	X		X	X	X					X
Industry Experience	X	X	X		X	X	X	X			X	X	X
Operations Experience	X	X	X	X
Risk Management Experience		X	X			X	X		X		X	X	X
Demographic Background
African American or Black					X
Alaskan Native, American Indian, or Indigenous
Asian												X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	X	X		X		X	X	X	X	X	X
Two or More Races or Ethnicities			X
The following matrix provides demographic information regarding each Director Nominee.
	Gender			Race or Ethnicity
	Man	Woman	Did Not Disclose Gender	African American or Black	Asian	White	Two or More Races or Ethnicities	Did Not Disclose Race
Demographic Background	11	2	0	1	1	9	1	1

4.
Directors Nominated for Election

Thomas Meth.   Mr. Meth was appointed to serve as the President and Chief Executive Officer of the Company and a director of the Board in November 2022. Prior to that, beginning in November 2013, Mr. Meth served as Executive Vice President, Sales and Marketing of the general partner of Enviva Partners, LP and later continued to serve as Executive Vice President and Chief Commercial Officer of Enviva Inc. where he was responsible for our commercial customer relations as well as our market development, international government relations, sustainability, customer fulfillment, and commercial and shipping services until his appointment as President in June 2022. He also co-founded Intrinergy, the predecessor to the Company’s former sponsor, in 2004 and served as Executive Vice President, Sales and Marketing. Mr. Meth led the Company to grow to become the largest wood pellet supplier in the world and is widely regarded as one of the key industry experts globally. Mr. Meth serves as the Chairman of the US Industrial Pellet Association, the leading United States trade association in the biomass sector. Mr. Meth holds a Bachelor of Commerce from Vienna University of Economics and Business Administration in Austria as well as an MBA from The Darden Graduate School of Business Administration at The University of Virginia. In light of Mr. Meth’s experience and long-standing service to the Company, we believe that he has the requisite set of skills to serve as a director, as well as President and Chief Executive Officer.
John K. Keppler.   Mr. Keppler has served as the Company’s Executive Chairman of the Board of Directors since April 2023 and previously served as the Company’s Chairman and Chief Executive Officer from 2004 until November 2022, having co-founded Intrinergy with Mr. Meth in 2004. Mr. Keppler led Enviva Partners, LP (NYSE: EVA) to its initial public offering on the New York Stock Exchange on April 29, 2015, making it the first publicly traded company in the industry and also led the Company’s acquisition of its former sponsor in 2021 and conversion of the Company from a master limited partnership to a Delaware corporation. He serves on the board of directors of the Sustainable Biomass Program (SBP), a non-profit standard-setting organization that manages a voluntary certification system designed for woody biomass used in energy production. Mr. Keppler is also an Advisor to Red Sea Farms, a sustainable agriculture company. In 2021, Mr. Keppler was named an Entrepreneur Of The Year® 2021 National Award winner by Ernst & Young LLP (EY US). He holds a Bachelor of Arts in Political Economy from the University of California, Berkeley, as well as a Master of Business Administration from the Darden Graduate School of Business Administration at the University of Virginia. In light of Mr. Keppler’s experience and long-standing service to the Company, we believe that he has the requisite set of skills to serve as Executive Chairman of the Board.
Ralph Alexander.   Mr. Alexander joined the Board of Directors of the general partner of Enviva Partners, LP in November 2013 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Alexander has also served as our Lead Independent Director since April 2023. He has served as Executive Chairman of Talen Energy since November 2021, where he previously served as Chairman and CEO from December 2016. Mr. Alexander was affiliated with Riverstone Holdings LLC from September 2007 to December 2016. For nearly 25 years, he served in various positions with subsidiaries and affiliates of BP plc, one of the world’s largest oil and gas companies. From June 2004 until December 2006, Mr. Alexander served as Chief Executive Officer of Innovene, BP’s $20 billion olefins and derivatives subsidiary. From 2001 until June 2004, he served as Chief Executive Officer of BP’s Gas, Power and Renewables and Solar segment and was a member of the BP group executive committee. Prior to that, Mr. Alexander served as a Group Vice President in BP’s Exploration and Production segment and BP’s Refinery and Marketing segment. He held responsibilities for various regions of the world, including North America, Russia, the Caspian, Africa, and Latin America. Prior to these positions, Mr. Alexander held various positions in the upstream, downstream, and finance groups of BP. Mr. Alexander has served on the board of Talen Energy Corporation since June 2015. From December 2014 through December 2016, Mr. Alexander served on the board of EP Energy Corporation. He has previously served on the boards of Foster Wheeler, Stein Mart, Inc., Amyris, and Anglo-American plc. Mr. Alexander holds an M.S. in Nuclear Engineering from Brooklyn Polytech (now NYU School of Engineering) and an M.S. in Management Science from Stanford University. We believe that Mr. Alexander’s energy and power expertise, experience in international markets, and prior public company directorships enable him to provide critical insight and guidance to our management team and Board of Directors.
John C. Bumgarner, Jr.   Mr. Bumgarner joined the Board of Directors of the general partner of Enviva Partners, LP in April 2015 and has continued to serve as a member of the board of directors of Enviva Inc. Mr. Bumgarner has been engaged in private investment since November 2002, and currently assists in operating a family owned, multi-faceted real estate company. Mr. Bumgarner previously served as Co-Chief Operating Officer and President of Strategic Investments for Williams Communications Group, Inc., a high technology company, from May 2001 to November 2002. Mr. Bumgarner joined The Williams Companies, Inc., in 1977 and, prior to working at Williams Communications Group, Inc., served as Senior Vice President of Williams Companies Corporate Development and Planning, President of Williams

International Company, and President of Williams Real Estate Company. He most recently served as a director of Energy Partners, Ltd., an oil and natural gas exploration and production company, from January 2000 to February 2009, and at Market Planning Solutions Inc. from February 1982 until April 2011. Mr. Bumgarner holds a B.S. from the University of Kansas and an M.B.A. from Stanford University. Mr. Bumgarner’s substantial experience as an executive at a conglomerate and as a director on boards of public and private companies engaged in a variety of industries provide him with unique insight that is particularly helpful and valuable to the Board of Directors of our Company.
Martin N. Davidson, Ph.D.   Dr. Davidson joined the Board of Directors of Enviva Inc. in December 2021. He is the Johnson & Higgins Professor of Business Administration at the University of Virginia’s Darden School of Business. Dr. Davidson currently serves as senior associate dean and global chief diversity officer for the school. He teaches, conducts research, and consults with global leaders to help them use diversity strategically to drive high performance. His thought leadership has changed how many executives approach inclusion and diversity in their organizations. His book, The End of Diversity as We Know It: Why Diversity Efforts Fail and How Leveraging Difference Can Succeed, co-authored with Heather Wishik, introduces a research-driven roadmap to help leaders more effectively create and capitalize on diversity in organizations. Dr. Davidson has consulted with leaders of a host of global firms, government agencies, and social profit organizations, including Bank of America, The World Health Organization, The Walt Disney Company, Credit Suisse Group, The Nature Conservancy, and the U.S. Navy SEALs. Dr. Davidson has been featured in numerous media outlets, including The New York Times, Bloomberg BusinessWeek, The Wall Street Journal, The Washington Post, National Public Radio, and CNN. He has been a member of the Darden faculty since 1998. Previously, he was a member of the Amos Tuck School of Business faculty at Dartmouth College. He earned his A.B. from Harvard University and his Ph.D. from Stanford University. Dr. Davidson’s academic research, writing, and consulting on a variety of topics, with a specific emphasis on diversity, equity, and inclusion, will provide immense value to the Board of Directors.
Jim H. Derryberry.   Mr. Derryberry joined the Board of Directors of the general partner of Enviva Partners, LP in July 2018 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Derryberry served as a director of USA Compression GP, LLC from January 2013 to April 2018. He is currently a special advisor for Riverstone Holdings LLC where he held the office of Chief Operating Officer and Chief Financial Officer until 2006. Prior to joining Riverstone, Mr. Derryberry was a managing director of J.P. Morgan where he was head of the Natural Resources and Power Group. He had previously served in the Goldman Sachs Global Energy and Power Group where he was responsible for mergers and acquisitions, capital markets financing, and the management of relationships with major energy companies. He also served on the Board of Directors of Magellan GP, LLC, the general partner of Magellan Midstream Partners, L.P, from 2005-2006. Mr. Derryberry has been a member of the Board of Overseers for the Hoover Institution at Stanford University and is a member of the Engineering Advisory Board at the University of Texas at Austin. He received his B.S. and M.S. degrees in engineering from the University of Texas at Austin and earned an M.B.A. from Stanford University. Mr. Derryberry’s substantial experience in the energy and power industries and his operations expertise make him uniquely suited to provide the Board of Directors with invaluable insight and guidance.
Gerrit (“Gerrity”) L. Lansing, Jr.   Mr. Lansing joined the Board of Directors of the general partner of Enviva Partners, LP in October 2020 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Lansing has served as the Managing Director and Partner of BTG Pactual and Head of BTG Pactual Tangible Assets Group, which includes BTG Pactual Timberland Investment Group (“TIG”), since 2013. TIG is one of the world’s largest timberland investment managers with nearly $6 billion under management and investments including more than 3 million acres across four continents. Mr. Lansing leads a management team at TIG with more than 800 years of combined experience and which operates in accordance with the UN Principles for Responsible Investment and with first-class sustainable forestry practices including those set forth by the Forest Stewardship Council and Programme for the Endorsement of Forest Certification, as validated by extensive independent audits. Prior to his current role, he was a Founder and Chief Executive Officer of Equator, LLC and its Brazilian subsidiary, TTG Brasil Investimentos Florestais Ltda, which was acquired by BTG Pactual in 2012. Prior to this, as Chief Executive Officer, Mr. Lansing spent nearly a decade building Madison Trading, LLC and Chatham Energy Partners, LLC (acquired by The Intercontinental Exchange). He is on the board of directors of the Nasher Museum of Art at Duke University, the Buckley School in New York City, the National Alliance of Forest Owners, La

Fundación de la Universidad del Valle de Guatemala, and TIG portfolio companies Lumin, Vista Hermosa, and Caddo Sustainable Timberlands. Mr. Lansing received his B.A. from Duke University. Mr. Lansing brings proven leadership and significant knowledge and expertise to the Board of Directors from his years of experience with socially responsible investing in the timberland industry, where he gained insight into sustainable forestry practices and maintained productive, respectful relationships with a broad range of stakeholders.
Pierre F. Lapeyre, Jr.   Mr. Lapeyre joined the Board of Directors of the general partner of Enviva Partners, LP in March 2021 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Lapeyre is a co-founder and senior managing director of Riverstone Holdings LLC. Prior to co-founding Riverstone in 2000, Mr. Lapeyre was a managing director of Goldman Sachs in its Global Energy & Power Group. Mr. Lapeyre joined Goldman Sachs in 1986 and spent his 14-year investment banking career focused on energy and power and leading client coverage and execution of a wide variety of M&A, IPO, strategic advisory, and capital markets financings for clients across all sectors of the industry. Mr. Lapeyre received his B.S. in Finance/Economics from the University of Kentucky and his M.B.A. from the University of North Carolina at Chapel Hill. Mr. Lapeyre serves on the boards of directors or equivalent bodies of a number of public and private Riverstone portfolio companies and their affiliates, and has previously served on the boards of directors of Centennial Resource Development, Inc. from October 2016 to September 2022, Riverstone Energy Limited from May 2013 to October 2020, Decarbonization Plus Acquisition Corporation (predecessor to Hyzon Motors, Inc.) from October 2020 to July 2021, Decarbonization Plus Acquisition Corporation IV (predecessor to Hammerhead Energy Inc.) from August 2021 to February 2023, Decarbonization Plus Acquisition Corporation II (predecessor to Tritium DCFC Limited) from February 2021 to January 2022, and Decarbonization Plus Acquisition Corporation III (predecessor to Solid Power, Inc.) from March 2021 to December 2021. In addition to his duties at Riverstone, Mr. Lapeyre serves on the Executive Committee of the Board of Visitors of the MD Anderson Cancer Center and is a Trustee and Treasurer of The Convent of the Sacred Heart. We believe that Mr. Lapeyre’s considerable energy, private equity, and investment banking experience bring important and valuable skills to our Board of Directors.
David M. Leuschen.   Mr. Leuschen joined the Board of Directors of the general partner of Enviva Partners, LP in April 2021 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Leuschen is the Co-Founder and Senior Managing Director of Riverstone. He sits on the Investment Committees of all the various Riverstone investment vehicles. Prior to co-founding Riverstone in 2000, Mr. Leuschen was a Partner and Managing Director at Goldman Sachs and founder and head of the Goldman Sachs Global Energy and Power Group. Mr. Leuschen was responsible for building the Goldman Sachs energy and power investment banking practice into one of the leading franchises in the global energy and power industry. Mr. Leuschen additionally served as Chairman of the Goldman Sachs Energy Investment Committee, where he was responsible for screening potential direct investments by Goldman Sachs in the energy and power industry. Mr. Leuschen serves on the boards of directors or equivalent bodies of a number of public and private Riverstone portfolio companies and their affiliates, and has previously served on the boards of directors of Centennial Resource Development, Inc. from October 2016 to September 2022, Riverstone Energy Limited from May 2013 to October 2020, Decarbonization Plus Acquisition Corporation (predecessor to Hyzon Motors, Inc.) from October 2020 to July 2021, Decarbonization Plus Acquisition Corporation II (predecessor to Tritium DCFC Limited) from February 2021 to January 2022, Decarbonization Plus Acquisition Corporation III (predecessor to Solid Power, Inc.) from March 2021 to December 2021, and Decarbonization Plus Acquisition Corporation IV (predecessor to Hammerhead Energy Inc.) from August 2021 to February 2023. He has also served as the president and sole owner of Switchback Ranch LLC and on the Advisory Board of Big Sky Investment Holdings LLC since 2015. Mr. Leuschen serves on a number of nonprofit boards of directors, including as a Trustee of United States Olympic Committee Foundation, a Director of Conservation International, a Director of the Peterson Institute for International Economics, a Founding Member of the Peterson Institute’s Economic Leadership Council, a Director of the Wyoming Stock Growers Association, and a Director of the Montana Land Reliance. Mr. Leuschen received his A.B. from Dartmouth and his M.B.A. from Dartmouth’s Amos Tuck School of Business. We believe that Mr. Leuschen’s considerable energy, private equity, and investment banking experience bring important and valuable skills to our Board of Directors.

Jeffrey W. Ubben.   Mr. Ubben joined the Board of Directors of the general partner of Enviva Partners, LP in June 2020 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Ubben is a Founder, Managing Partner, member of the Management Committee, Chief Investment Officer, and Portfolio Manager of Inclusive Capital Partners, a San Francisco-based investment firm which partners with companies that enable solutions to address environmental and social problems. Mr. Ubben is a retired Founder of ValueAct Capital, where, prior to founding Inclusive Capital Partners in 2020, he was Chief Executive Officer, member of the Management Committee, Chief Investment Officer, and Portfolio Manager. Mr. Ubben is also a Founder and served as Portfolio Manager of the ValueAct Spring Fund (now known as the Inclusive Capital Partners Spring Fund). Prior to founding ValueAct Capital in 2000, Mr. Ubben was a Managing Partner at Blum Capital Partners for more than five years. Mr. Ubben has served a director of The ExxonMobil Corporation since March 2021 and Vistry Group PLC since March 2023, and also serves on the Bayer AG Sustainability Council. He formerly served as a director of The AES Corporation from January 2018 to March 2021, AppHarvest, Inc. from May 2019 to March 2022, Nikola Corporation from June 2020 to February 2022, Fertiglobe Plc from November 2021 to March 2023, and Twenty-First Century Fox Inc. from November 2015 to April 2018. Prior to 2018, Mr. Ubben was the former chairman and director of Martha Stewart Living Omnimedia, Inc. and a former director of Catalina Marketing Corp., Gartner Group, Inc., Mentor Corporation, Misys plc, Sara Lee Corp., Valeant Pharmaceuticals International, Willis Towers Watson plc, and several other public and private companies. In addition, Mr. Ubben serves on the boards of Duke University, The World Wildlife Fund, The Redford Center, and the E.O. Wilson Biodiversity Foundation, and formerly served as Chair of the National Board of the Posse Foundation for nine years. He has a B.A. from Duke University and an M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Ubben’s experience in capital allocation across different industries and strategic thinking will be invaluable to Enviva as the Company seeks to increase shareholder value by enhancing its environmental, social, and governance credentials while playing a leadership role in the energy transition.
Gary L. Whitlock.   Mr. Whitlock joined the Board of Directors of the general partner of Enviva Partners, LP in April 2016 and has continued to serve as a member of the Board of Directors of Enviva Inc. Mr. Whitlock served as Executive Vice President and Chief Financial Officer of CenterPoint Energy, Inc. (“CenterPoint”) from September 2002 until April 2015. From April 2015 until his retirement on October 1, 2015, he served as Special Advisor to the Chief Executive Officer of CenterPoint. While at CenterPoint, Mr. Whitlock was responsible for accounting, treasury, risk management, tax, strategic planning, business development, emerging businesses, and investor relations. From July 2001 to September 2002, Mr. Whitlock served as Executive Vice President and Chief Financial Officer of the Delivery Group of Reliant Energy, Incorporated (“Reliant”). Prior to joining Reliant, Mr. Whitlock served as Vice President of Finance and Chief Financial Officer of Dow AgroSciences LLC, a subsidiary of The Dow Chemical Company (“Dow”), from 1998 to 2001. He began his career with Dow in 1972, where he held a number of financial leadership positions, both in the United States and globally. While at Dow, Mr. Whitlock served on the boards of directors of various Dow entities. Mr. Whitlock is a Certified Public Accountant and received a BBA in accounting from Sam Houston State University in 1972. He has previously served on the board of directors of Texas Genco Holdings, Inc., the board of directors of the general partner of Enable Midstream Partners, LP from March 2013 to August 2015, the board of directors of KiOR, Inc. from December 2010 to June 2015, the board of directors of CHI St. Luke’s Health System, The Woodlands, and the Leadership Cabinet of Texas Children’s Hospital. Mr. Whitlock brings extensive experience in public company financial management and reporting to the Board of Directors of our Company.
Janet S. Wong.   Ms. Wong joined the Board of Directors of the general partner of Enviva Partners, LP in April 2015 and has continued to serve as a member of the Board of Directors of Enviva Inc. She is a licensed Certified Public Accountant and has more than 30 years of public accounting experience. She is a partner (retired) with KPMG, an international professional services firm, where she gained extensive industry experience in technology, manufacturing, energy, financial services, and consumer products. Ms. Wong has served on the board of Lucid Group, Inc., a technology manufacturer of electric vehicles and energy storage, since July 2021, where she is Chair of the Audit Committee, Lumentum Holdings Inc., a high technology manufacturer of optical and photonics products, since September 2020, where she is a member of the Audit Committee, and Shine Technologies, a private company focused on nuclear technology and clean energy, since April 2022, where she is Chair of the Audit Committee. Previously, she served on the board of Allegiance Bancshares, Inc., a financial services company, from April 2020 to September 2022 upon its completion of a merger. In addition, she serves on the following non-profit boards: Board of Trustees for the Computer History Museum, the Board of the Louisiana Tech University Foundation, and the Board of the Tri-Cities Chapter of the National Association of Corporate Directors. She holds a Master of Professional Accountancy from Louisiana Tech University and a Master of Taxation from Golden Gate University. She is a NACD (National Association of Corporate Directors) Certified® Director. We believe Ms. Wong’s audit and financial expertise as well as her leadership and governance experience qualify her to serve on our Board, enabling her to provide essential guidance to the Board of Directors of our Company and our management team.
Eva T. Zlotnicka.   Ms. Zlotnicka joined the Board of Directors of Enviva Inc. in December 2021. She is a Founder, Managing Partner, President, and member of the Management Committee of Inclusive Capital Partners, a San Francisco-based investment firm that partners with companies that enable solutions to address environmental and social problems. Just prior to founding Inclusive Capital Partners in July 2020, she was a Founder and Managing Director of the ValueAct Spring Fund (now known as Inclusive Capital Partners Spring Fund) and Head of Stewardship at ValueAct Capital. Prior to joining ValueAct Capital in February 2018, Ms. Zlotnicka spent more than 10 years on the sell side. Most recently, she was US lead Sustainability and Environmental, Social and Governance (ESG) equity research analyst at Morgan Stanley from January 2015 to January 2018. Ms. Zlotnicka is currently a director of Unifi, Inc. since August 2018 and Arcadia Power since July 2018 (voting member since December 2020). Ms. Zlotnicka was previously a director of Hawaiian Electric Industries from February 2020 to May 2021. Ms. Zlotnicka also serves as a member of the Investor Advisory Group for the International Sustainability Standards Board (ISSB) since December 2019, is a member of the Advisory Board of the Institute for Corporate Governance and Finance at NYU Law, and is a director of the Sustainable Ocean Alliance and Aircela Inc. Ms. Zlotnicka also co-founded Women Investing for a Sustainable Economy (WISE), a global professional community. She has two B.S.c. degrees from the University of Pennsylvania, including one from the Wharton School, and an M.B.A. and a Master of Environmental Science degree from Yale University. We believe that Ms. Zlotnicka’s experience in sustainable investing and deep background in environmental and social issues will serve as a valuable resource to the Board of Directors.
5.
Vote Required

The nominees who receive the greatest number of votes will be elected as directors, to hold office until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to removal or death. Abstentions and broker non-votes will not affect the election of directors.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the election of the nominees named in this proxy statement.
THE BOARD RECOMMENDS A VOTE “FOR” THE THIRTEEN DIRECTOR NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2 — APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION
1.
Background

The Delaware General Corporation Law (“DGCL”) permits Delaware corporations to limit the personal liability of directors for monetary damages associated with breaches of the duty of care in limited circumstances, and the Current Certificate has always included those limitations. That protection did not extend to corporate officers under the DGCL or the Current Certificate. Consequently, stockholder plaintiffs in recent years have persuaded courts to impose the same fiduciary duties on officers that directors have, thereby exploiting the absence of the same protections for officers in order to prolong litigation and extract larger settlements from defendant corporations. This has resulted in increased litigation and insurance costs for companies, which harms stockholders. Effective August 1, 2022, the Delaware legislature amended the DGCL to correct this inconsistent treatment between directors and officers. The DGCL now allows Delaware corporations to amend their certificates of incorporation, subject to stockholder approval, to limit the personal liability of certain officers for monetary damages associated with breaches of the fiduciary duty of care (but not the fiduciary duty of loyalty) in limited circumstances.
As provided in the new Delaware legislation, if our Exculpation Amendment is adopted, our certificate of incorporation will permit officer exculpation only for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. The Exculpation Amendment would not apply to breaches of the duty of loyalty, acts, or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. These limitations are similar to those already in the Current Certificate for directors.
The primary reason to adopt the Exculpation Amendment is to strike a balance between stockholders’ interest in officer accountability and stockholders’ interest in the Company being able to reduce litigation and insurance costs associated with lawsuits and heightened insurance premiums and attract and retain quality officers to work on its behalf.
The Board has unanimously approved the Exculpation Amendment, subject to stockholder approval. The Board has unanimously determined that the Exculpation Amendment is advisable and in the best interests of the Company and our stockholders, and, in accordance with the DGCL, hereby seeks approval of the Exculpation Amendment by our stockholders.
2.
Reasons for the Exculpation Amendment

The Nominating and Corporate Governance Committee believes that:
•
there is a need for directors and officers to be protected from the risk of financial ruin as a result of an unintentional misstep;

•
the Exculpation Amendment is carefully drafted, consistent with the new Delaware law, to protect officers without limiting their liability for claims by the Company or for breaches of their duty of loyalty;

•
the Exculpation Amendment would help the Company to attract and retain the most qualified officers;

•
the Exculpation Amendment would not materially and negatively impact stockholder rights; and

•
the Exculpation Amendment would reduce potential litigation and insurance costs associated with lawsuits (that may be frivolous) and heightened premiums.

Thus, the Nominating and Corporate Governance Committee recommended to the Board, and the Board recommended to the Company’s stockholders, the adoption of the Exculpation Amendment.

Directors and officers must often make decisions in response to time-sensitive opportunities and challenges. The current legal and regulatory environment can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the Company and its directors and officers, regardless of ultimate merit. Limiting concerns about personal risk for ordinary failures of care (but not loyalty) empowers both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Because the Company expects many or most of its peers to adopt exculpation clauses that limit the personal liability of officers in their governing documents, the Company’s ability to recruit and retain exceptional officer candidates could be adversely affected if the Company does not adopt the Exculpation Amendment because those candidates and officers may conclude that the higher exposure to personal liabilities at the Company is not as attractive as working at a company that provides those protections. It is also possible that insurance premiums for director and officer insurance could be increased for corporations that do not adopt exculpation clauses that limit the personal liability of officers in their governing documents, which could adversely affect the Company, and thereby adversely affect our stockholders.
The Board believes that adopting the Exculpation Amendment would potentially reduce litigation and insurance costs associated with lawsuits (many of which may be frivolous) and heightened premiums, better position the Company to attract top officer candidates and retain our current officers, and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. This Exculpation Amendment will also better align the protections available to our officers with those already available to our directors. In view of the above considerations, our Board has unanimously determined to provide for the exculpation of officers as proposed.
3.
Proposed Exculpation Amendment

The Board is asking our stockholders to approve the amendment to Article IX of our Current Certificate. The text of the Exculpation Amendment is attached hereto as Appendix A, with additions marked with bold, underlined text and deletions indicated by strike-out text.
4.
Effectiveness of the Exculpation Amendment

If the Exculpation Amendment is approved by our stockholders, the Exculpation Amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing is expected to occur as soon as reasonably practicable after the Annual Meeting. If the Exculpation Amendment is not approved by our stockholders, the Current Certificate will not be amended, and no exculpation will be provided for our officers.
5.
Vote Required

Approval of the Exculpation Amendment requires the affirmative vote of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class. As a result, abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the approval of the Exculpation Amendment. The Company’s officers will nevertheless retain their existing rights under indemnification agreements and insurance policies.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

PROPOSAL NO. 3 — APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
1.
Background

We are required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to provide stockholders with a separate advisory (non-binding) vote for the purpose of asking stockholders to express their preference for the frequency of future advisory votes to approve the compensation of our Named Executive Officers. Stockholders may indicate whether they would prefer an advisory vote to approve the compensation of our Named Executive Officers every one, two, or three years (or may abstain from voting). We are required to solicit stockholder votes on the frequency of future advisory votes to approve the compensation of our Named Executive Officers at least once every six years, although we may seek stockholder input more frequently.
The frequency period that receives the most votes (every one, two, or three years) will be deemed to be the recommendation of the stockholders. However, because this vote is advisory and not binding on the Board or the Compensation Committee, the Board may decide that it is in the best interest of our stockholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option selected by a plurality of our stockholders. The Board will, however, carefully consider the outcome of this vote when considering the frequency of future advisory votes to approve the compensation of our Named Executive Officers.
The Board believes there is a reasonable basis for holding the advisory vote to approve the compensation of our Named Executive Officers every year, every two years, or every three years; less frequent votes encourage a more long-term analysis of the Company’s executive compensation programs and would avoid the burden that annual votes would impose on stockholders required to evaluate the executive compensation program each year, but more frequent votes provide stockholders with the opportunity to react to emerging trends in compensation and give the Board and the Compensation Committee the opportunity to evaluate the compensation program each year in light of timely input from stockholders. The Board believes it is best practice to hold the advisory vote to approve the compensation of our Named Executive Officers every year.
Therefore, the Board recommends that the stockholders vote to hold the advisory vote to approve the compensation of our Named Executive Officers every year. Stockholders are not voting, however, to approve or disapprove of this particular recommendation. The proxy card provides four choices, and stockholders are entitled to vote on whether the advisory vote to approve the compensation of our Named Executive Officers shall be held every one, two, or three years or to abstain from voting.
2.
Vote Required

The frequency period that receives the most votes (every one, two, or three years) will be deemed to be the recommendation of the stockholders. You may also abstain from voting. Abstentions and broker non-votes will have no effect on the vote outcome.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then the holders of the proxies will vote for a frequency period of EVERY YEAR.
THE BOARD RECOMMENDS A VOTE TO HOLD FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR.

PROPOSAL NO. 4 — APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
1.
Background

Our Board is committed to excellence in governance. As part of this commitment, in accordance with Section 14A and as required by Rule 14a-21 of the Exchange Act, our Board is providing our stockholders with an opportunity to cast an advisory (non-binding) vote on a resolution to approve the compensation of our Named Executive Officers.
As described below under “Executive Compensation — Compensation Discussion and Analysis,” we have developed a compensation program that is designed to attract, retain, and motivate key executives responsible for our success, to provide incentives that reward achievement of performance goals that directly correlate to the enhancement of stockholder value and to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying a significant portion of our executive officers’ compensation to increases in stockholder value. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our Named Executive Officers to exert their best efforts for our success.
We are asking for stockholder approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, which includes the disclosures in the “Executive Compensation — Compensation Discussion and Analysis” section below, the compensation tables, the narrative discussion and any related material disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this proxy statement. For the reasons discussed above, our Board unanimously recommends that our stockholders vote in favor of the following resolution:
“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion, and any related material disclosed in the proxy statement.”
As this vote is advisory, it will not be binding on our Board or our Compensation Committee, and neither our Board nor our Compensation Committee will be required to take any action as a result of the outcome of the vote. However, our Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation policies and decisions.
2.
Vote Required

Approval of the resolution to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. As a result, abstentions will have the same effect as a vote “against” this proposal and broker non-votes will have no effect on the vote outcome.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the approval of the resolution to approve the compensation of our Named Executive Officers.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
1.
Background

The audit committee of our Board (the “Audit Committee”) has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further recommended to the Board that we submit the selection of Ernst & Young LLP for ratification by our stockholders at the Annual Meeting.
We are not required to submit the appointment of our independent registered public accounting firm for stockholder approval, but we are submitting the appointment of Ernst & Young LLP for stockholder ratification as a matter of good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider its appointment of Ernst & Young LLP. Even if the appointment is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.
The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, except to the extent the Chairperson of the Audit Committee exercises his delegated authority to pre-approve audit and non-audit services. The Audit Committee pre-approved all services described below rendered by Ernst & Young LLP in the fiscal year ended December 31, 2022, in accordance with these policies.
In its pre-approval review of non-audit services, the Audit Committee considers, among other things, the possible impact of the performance of such services on the independent registered public accounting firm’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this proxy statement: “Board of Directors and Committees” and “Report of the Audit Committee.”
Ernst & Young LLP has audited our financial statements since 2019. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.
2.
Fees for Independent Registered Public Accounting Firm

The following is a summary of the aggregate fees billed to the Company for the audit and other services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the fiscal years ended December 31, 2021 and 2022.
	Year Ended December 31,
	2022	2021
	(in thousands)
Audit fees(1)	$4,099	$3,100
Audit related fees(2)	760	125
Tax fees(3)	—	—
All other fees(4)	5	5
Total	$4,864	$3,230

(1)
Fees for financial statement audit and review services customary under generally accepted auditing standards or for the purpose of rendering an opinion or review on the financial statements related to the fiscal year then ended.

(2)
Fees for assurance and related services traditionally performed by independent accountants, including internal control reviews, due diligence related to mergers and acquisitions, accounting consultations, and audits in connection with acquisitions, audits in which we engaged related to an acquisition, and to a less-than-wholly owned subsidiary, and work performed in connection with a registration statement or issuance of a comfort letter.
(3)
Fees and related expenses billed for permitted tax services, including tax compliance, tax advice, and tax planning and preparation.

(4)
Fees for use of the EY global accounting and financial reporting research tool.

3.
Vote Required

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. As a result, abstentions will have the same effect as a vote “against” this proposal and broker non-votes will have no effect on the vote outcome.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 6 — THE ISSUANCE PROPOSAL
1.
Background

On February 28, 2023, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) to sell its Series A Preferred Stock, par value $0.001 per share (the “Preferred Shares”), having the terms as set forth in the Company’s Certificate of Designations for Preferred Shares (the “Certificate of Designations”), in a private placement for gross proceeds of $249.1 million (the “Private Placement”). The Private Placement priced at the official closing price of the NYSE on March 1, 2023, which was $37.71 (the “Price Per Share”). On March 20, 2023, the Company issued 6,605,671 Preferred Shares to the Investors pursuant to the Subscription Agreements. Each Preferred Share is convertible into one share of our common stock, par value $0.001 per share (our “Common Stock”), subject to adjustment for any stock dividends, splits, combinations, and similar events. The holders of the Preferred Shares will be entitled to participate equally and ratably with the holders of the Common Stock in all dividends or other distributions on the shares of Common Stock. The Preferred Shares rank senior in preference and priority to all classes or series of Common Stock with respect to dividend rights and rights upon liquidation, dissolution, or winding up of the Company. The Company intends to use the net proceeds of the Private Placement to fund its growth capital program. In the interim, the Company used the net proceeds to repay borrowings under its revolving credit facility. The terms of the Private Placement were approved by an independent and disinterested committee of the Board.
Upon conversion of all of the Preferred Shares, the Company would issue 6,605,671 shares of Common Stock, representing approximately 9.75% of the total outstanding shares of Common Stock as of the Record Date. After giving effect to the conversion of such Preferred Shares, the Investors would own 56.39% of the total outstanding shares of Common Stock.
Because the Company’s Common Stock is listed on the NYSE, the Company is subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual (“NYSE Rule 312.03”) requires us, subject to certain exceptions, to obtain stockholder approval prior to the issuance of shares of our Common Stock in the following situations:
•
in connection with the adoption of an equity compensation plan;

•
in any transaction or series of related transactions where the number of shares of Common Stock to be issued, or if the number of shares of Common Stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of Common Stock or 1% of the voting power outstanding before the issuance, to:

•
a director, officer, or substantial security holder of the company (each a “Related Party”);

•
a subsidiary, affiliate, or other closely related person of a Related Party; or

•
any company or entity in which a Related Party has a substantial direct or indirect interest;

•
if the Common Stock issued will have voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock;

•
if the number of shares of Common Stock will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance; and

•
if such issuance of Common Stock will result in a change of control of the issuer.

Under NYSE Rule 312.03, the Company is not authorized to issue shares of Common Stock to Related Parties that would receive Common Stock equal to more than one percent of our Common Stock without shareholder approval. Pursuant to the conversion terms set forth in the Certificate of Designations, if the Company obtains stockholder approval at the Annual Meeting, the Preferred Shares will automatically convert into Common Stock.
At the Annual Meeting, in accordance with NYSE Rule 312.03, you will be asked to consider and vote on the Issuance Proposal. Each Investor agreed, pursuant to a voting agreement by and between the Investors, to vote the shares of Common Stock held by them in favor of the Issuance Proposal. As of the Record

Date, the Investors collectively beneficially owned approximately 52.13% of the Company’s outstanding Common Stock. As a result, the Issuance Proposal is expected to be approved by the holders of Common Stock at the Annual Meeting.
The Investors include direct or indirect subsidiaries of Riverstone Holdings LLC (“Riverstone”), Inclusive Capital Partners, L.P. (“In-Cap”), and BTG Pactual. Certain directors and officers of the Company also are Investors, including John K. Keppler (Executive Chairman of the Board), Ralph Alexander (Lead Independent Director of the Board), John C. Bumgarner, Jr. (a director of the Company), Gary L. Whitlock (a director of the Company), and Thomas Meth (a director of the Company and the Company’s President and Chief Executive Officer).
As part of the Board’s ongoing efforts to meet the liquidity and financial needs of the Company, the Board and management regularly monitor opportunities for raising capital. In January 2023, the Board and management began to explore several avenues by which to offer equity to meet the Company’s capital needs. In mid-February 2023, the Board and management, in coordination with external advisors, determined to pursue opportunities for both a public equity offering and a private placement with certain investors. In coordination with its external financial advisors, the Board and management determined in late-February 2023 that the financial markets were not conducive at that time for a public equity offering. Conducting the equity raise as a private placement was further seen by the Board and management as an opportunity to avoid a discount — the offering priced at the Common Stock closing price on March 1, 2023 — and to avoid incurring underwriter fees. At or about the same time, the Board and management moved forward with the private placement.
On February 27, 2023, the Board unanimously approved resolutions recognizing certain potential conflicts of interest existed between the Company and the members of the Board who intended to be Investors in the Private Placement and determined to establish an independent committee of the Board, consisting only of disinterested members of the Board, to review, approve, and establish the terms of the Private Placement. On February 28, 2023, such independent committee reviewed, approved, and established the terms by which the Preferred Shares would be issued to the Investors pursuant to the Subscription Agreements.
2.
Reasons for the Issuance Proposal

Given the scale and pace at which the Company is expanding and investing in new wood pellet production, terminaling, and other assets, against a backdrop of continued inflation and rising interest rates, the Company evaluated several growth capital financing alternatives and concluded the optimal path forward was to proceed with the Private Placement with the Investors, all who have a deep understanding of Enviva’s business and are convicted in the tremendous potential for stockholder value creation ahead for the Company. The capital raise was viewed by the Board as an important step forward in terms of strengthening Enviva’s balance sheet by increasing liquidity and maintaining leverage consistent with the Company’s financial targets and policies.
3.
Description of the Subscription Agreements and the Registration Rights Agreement

The Private Placement was consummated in accordance with the terms of the Subscription Agreements. The Subscription Agreements contain customary representations, warranties, and covenants of the Company and the Investors, including an agreement by the Company to seek shareholder approval of the issuance of Common Stock to the Investors.
Additionally, pursuant to the terms of the Subscription Agreements, the Company agreed to enter into a registration rights agreement (the “PIPE Registration Rights Agreement”) with the Investors in connection with the closing of the Private Placement, pursuant to which the Company agreed to file and maintain a registration statement with respect to the resale of the Common Stock issuable upon conversion of the Preferred Shares on the terms set forth therein. The PIPE Registration Rights Agreement also provides certain Investors with customary piggyback registration rights.
The foregoing description of the Subscription Agreements and the PIPE Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of

Subscription Agreement, which is filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2023 and the PIPE Registration Rights Agreement, which is filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2023.
4.
Description of the Preferred Shares

The following is a summary of the principal terms of the Preferred Shares.
Dividends Rights and Rights Upon Liquidation, Dissolution, or Winding Up of the Company
The Preferred Shares rank senior in preference and priority to all classes or series of Common Stock with respect to dividend rights and rights upon liquidation, dissolution, or winding up of the Company.
Voting Rights
Except as set forth in the Certificate of Designations or the DGCL, the Preferred Shares will vote as a separate class only on matters adversely affecting the Preferred Shares. The Preferred Shares will not have any right to vote together with the Common Stock on any matters. In all cases where the holders of Preferred Shares have the right to vote separately as a class as provided by the Certificate of Designations or otherwise by the DGCL, each holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such holder.
Mandatory Conversion of Preferred Shares
Upon approval of the Issuance Proposal at the Annual Meeting, the Preferred Shares will automatically, without any action of the Company or the holders of the Preferred Shares, convert into an equal number of shares of Common Stock, subject to adjustment for any stock dividends, splits, combinations, and similar events. No holder may convert their Preferred Shares other than as described in the foregoing sentence.
5.
Dilutive Impact of the Issuance Proposal

The issuance of the shares of Common Stock which are the subject of the Issuance Proposal, will result in an increase in the number of shares of Common Stock outstanding. This will result in a decrease to the respective ownership percentage and voting percentage interests of stockholders prior to such issuance, except for those stockholders converting their Preferred Shares. Prior to the issuance of the shares of the Common Stock issuable upon conversion of the Preferred Shares, the Investors owned approximately 52.13% of the Company’s Common Stock as of the Record Date. After such issuance, the Investors will own approximately 56.39% of the Company’s Common Stock.
6.
Vote Required

Approval of the Issuance Proposal requires the affirmative vote of a majority of the votes cast entitled to vote thereon. As a result, abstentions and broker non-votes will have the same effect as a vote “against” the Issuance Proposal.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is given, then FOR the approval of the Issuance Proposal.
THE BOARD, UPON THE RECOMMENDATION OF AN INDEPENDENT COMMITTEE OF THE BOARD, RECOMMENDS A VOTE “FOR” THE ISSUANCE PROPOSAL.

CORPORATE GOVERNANCE
1.
Director Independence

Our Board currently consists of thirteen members. Under the listing requirements and rules of the NYSE, independent directors must constitute a majority of our Board of Directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent. Under the rules of the NYSE, a director will qualify as an “independent director” only if, in the affirmative opinion of that company’s Board of Directors, that person has no material relationship with the company, either directly or as an officer, partner, or stockholder of a company that has a relationship with the company. In addition, such director must meet the bright-line test for independence set forth by the NYSE rules.
Additionally, compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has affirmatively determined that all members of our Board, except Messrs. Meth and Keppler, do not have any material relationships with the Company and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of the NYSE. Our Board of Directors also determined that John C. Bumgarner, Jr., Gary L. Whitlock, and Janet S. Wong, who constitute our Audit Committee, John C. Bumgarner, Jr., Pierre F. Lapeyre, Jr., and Jeffrey W. Ubben, who constitute our Compensation Committee, and Ralph Alexander, Janet S. Wong, and Eva T. Zlotnicka, who constitute our Nominating and Corporate Governance Committee, satisfy the respective independence standards for those committees established by applicable rules and regulations of the SEC and the listing requirements of the NYSE. In making this determination, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving each non-employee director, if any, described in “Certain Relationships and Related Party Transactions.”
2.
Code of Business Conduct and Ethics and Corporate Governance Guidelines

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers, and employees, as well as to affiliates that perform work for us. The Code also serves as the financial code of ethics for our Chief Executive Officer, Chief Financial Officer, controller, and other senior financial officers. Any waiver of the Code may be made only by the Board or a committee thereof and will be promptly disclosed if and as required by law, the rules and regulations of the SEC, and the listing requirements of the NYSE. Any amendment to the Code may be made only by the Board. If an amendment is so made, appropriate disclosure will be made in accordance with legal requirements (including the rules and regulations of the SEC) and the listing requirements of the NYSE.
We have also adopted Corporate Governance Guidelines that outline the important policies and practices regarding our governance. Our Corporate Governance Guidelines should be interpreted in accordance with any requirements imposed by federal or state laws or regulations, the NYSE, and our governing organizational documents. Although our Corporate Governance Guidelines have been approved by the Board, it is expected that these Corporate Governance Guidelines will evolve over time as customary practice and legal requirements change. In particular, guidelines that encompass legal, regulatory, or stock exchange requirements as they currently exist will be deemed to be modified as and to the extent such legal, regulatory, or stock exchange requirements are modified. In addition, the Nominating and Corporate Governance Committee periodically will review and reassess the adequacy of the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.
We make available free of charge, within the “Investor Relations” section of our website at www.envivabiomass.com and in print to any interested party who so requests, our Code, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, HSSE Committee (as defined below) Charter, and Nominating and Corporate Governance Committee Charter. Requests for print copies may be directed to Investor Relations, Enviva Inc., 7272 Wisconsin Ave., Suite 1800, Bethesda, Maryland 20814, or by telephone at (301) 657-5560. We will post on our website all waivers to or amendments of the Code, which are required to be disclosed by applicable law and the listing requirements of the NYSE.
3.
Hedging Transactions

Pursuant to the Company’s Insider Trading Policy, all directors, officers, and other employees of the Company, as well as outside consultants that receive or are aware of material, non-public information regarding the Company or its business partners (“Insiders”), are prohibited from making any short sales of any securities of the Company and from engaging in transactions involving Company-based derivative securities. This prohibition includes, but is not limited to, trading in Company-based option contracts, transacting in straddles or collars, hedging (generally purchasing any financial instrument or engaging in any transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities), and writing puts or calls. In addition, pursuant to the Company’s Insider Trading Policy, Insiders are prohibited from holding the Company’s securities in a margin account or pledging securities of the Company as collateral for a loan unless approval is first obtained from the Company’s general counsel. Pledging of the company securities in conjunction with hedging transactions is prohibited.
4.
Stockholder Communications

A stockholder or other interested party who wishes to communicate with any director may do so by sending communications to the Board, any committee of the Board, the Executive Chairman of the Board, or any other director to:
General Counsel
Enviva Inc.
7272 Wisconsin Avenue, Suite 1800
Bethesda, Maryland 20814
and marking the envelope containing each communication as “Stockholder Communication with Directors” and clearly identifying the intended recipient(s) of the communication. Comments or complaints relating to the Company’s accounting, internal accounting controls, or auditing matters will also be referred to members of the Audit Committee.
5.
Environmental, Social, and Governance Matters

Our priorities, strategy, and approach with respect to environmental, social, and governance (“ESG”) matters are informed by internal and external stakeholders and determined by senior leadership. Our full Board (including our Health, Safety, Sustainability, and Environmental Committee (the “HSSE Committee”), the Nominating and Corporate Governance Committee, and the Audit Committee) generally oversees the Company’s environmental, social, and governance (ESG) goals and objectives, and, together with the Company’s management, including the President and Chief Executive Officer and the Company’s Chief Sustainability Officer, supports the implementation of the Company’s ESG priorities. The Company continues to monitor its response and oversight of ESG programs, practices, and policies to maximize benefit to the Company, its stockholders, employees, and customers, and the communities it impacts. Below, find additional details regarding our ESG oversight, priorities, and ongoing efforts.
Environment
Consistent with our mission to displace fossil fuels, grow more trees, and fight climate change, the Company’s core products and services are designed to help our customers around the world reduce the environmental impact of energy generation and defossilize hard-to-abate industries like steel, lime, and cement, moving toward biomethanol, biodiesel, and sustainable aviation. In addition to manufacturing and transporting a critical, sustainable, renewable alternative to coal and other fossil fuels to our customers, we have announced our intention to reduce, eliminate, or offset our Scope 1 greenhouse gas (“GHG”) emissions and to source 100% renewable energy (Scope 2 GHG emissions) by 2030. The product we manufacture helps reduce the lifecycle GHG emissions of our customers, but we believe we must also do our part within our operations to mitigate the impacts of climate change. We seek to accomplish neutrality with respect to our Scope 1 GHG emissions (i.e., direct emissions from our manufacturing) by improving energy efficiency and adopting lower-carbon processes, as well as through investment in carbon offsets. We also seek to neutralize our Scope 2 GHG emissions (i.e., indirect emissions from energy we purchase) by using 100% renewable energy by 2030 through the purchase of renewable electricity and/or onsite generation where practicable. Moreover, we aim to proactively engage with our suppliers, transportation partners, and other stakeholders to drive innovative improvements in our supply chain to reduce our Scope 3 GHG emissions (i.e., indirect emissions in our value chain). We intend to report our Scopes 1, 2, and 3 emissions annually. Although it is difficult to project the incremental cost to our operations in 2030, we do not expect any material impact to our financial performance as a result of our efforts to achieve “net-zero” in Scope 1 and Scope 2 GHG emissions from our operations.
Social
The Board and its HSSE Committee and Compensation Committee oversee and review matters related to human capital management, including the Company’s goals with respect to health and safety, diversity, equity, and inclusion, human capital management, compensation and benefits, and other matters related to the Company’s workforce on an as needed basis.
Our employees are our greatest resource and keeping them safe is considered a moral obligation for all of us. We have been unrelenting in our commitment to our health and safety standards and processes. Our HSSE Committee, as set forth in its Committee Charter, reviews and oversees our health and safety policies, programs, issues, and initiatives. Moreover, we continue to build and foster social equity, diversity, and inclusion among our employees and other stakeholders and making a long-lasting, positive impact in the communities in which we operate. As a company, we value keeping promises, acting with integrity, the determination to make a difference, and the qualities of openness, humility, and respect.
Our Board and management believe that attracting, developing, and retaining talent is important to our continued success. Through our human resources practices, we focus on attracting, developing, and retaining talent to help enable our growth consistent with our values. In addition, we apply a talent framework to support our human resources objectives of recruiting and nurturing top talent, strengthening our succession planning to develop a pipeline of future leaders for key roles, and driving a culture of accountability through a robust performance-management process. We regularly evaluate our human capital management processes in light of our long-term strategy and goals.
We had 1,390 employees as of April 10, 2023. None of our employees are represented by a labor union. We have not experienced any employment-related work stoppages, and we consider relations with our employees to be positive.
We maintain daily 24/7 operations and to do so, we bring Enviva’s best minds, systems, processes, and team back-up culture, together. Enviva finished 2022 with a total recordable incident rate of 0.76 compared to an industry average of 3.9. This incident rate is the second lowest in the company’s history.
We focus on attracting, developing, and retaining a team of highly talented and motivated employees. We offer our employees competitive pay and benefits including paid time off and multiple healthcare and insurance coverage options, including premium free offerings, paid company holidays, and a 401(k) retirement plan. Employee performance is measured in part based on goals that are aligned with our annual objectives, and we recognize that our success is based on the talents and dedication of those we employ. Additionally, we look to support our employees both on and off the job site by offering benefits such as paid parental leave, a wellness reimbursement program, FSA dependent care, paid disability (short term/long term), and educational assistance. All of our full-time employees are bonus eligible and 20% of our employees are currently eligible for equity-based awards under the Enviva Inc. Long-Term Incentive Plan (the “LTIP”). We evaluate these programs annually to ensure our employees are compensated fairly and competitively.
In 2022, our commitment to career growth and development led us to deploy various in-person and online courses and presentations to give employees the opportunity to learn new skills, hone existing ones, and deepen their understanding of our business as well as expose them to new ideas that challenge their way of thinking. We offered 20 technical skill trainings for our operators in our plants. We hosted our annual program called Enviva Days which is a development initiative focused on driving career development and employee engagement. In 2022, this event included 15 learning sessions over the course of one week. More than 500 Enviva employees participated.
To achieve operational discipline in our hiring efforts, it is our policy to follow a consistent hiring process across the organization. We recognize the need to fill roles and strive for a time-to-fill rate that aligns with internal benchmarks. Our current hiring process includes a pre-screen interview and cross-functional panel interview. Following recruitment, our onboarding program provides our new hires with the tools and information needed to succeed. These processes helped us maintain a total voluntary turnover rate of 31% against a very challenging labor market.
We are an equal opportunity employer with a commitment to diversity and inclusion. We believe in a workplace that promotes equality, transparency, and accountability. Our policies and procedures seek to foster these values through regular trainings and employee engagement, such as annual trainings for 100% of our employees on workplace conduct and non-discrimination.
We have a dedicated community relations team whose goal is to build meaningful relationships in communities in which we operate and engage with local leaders. We also strive to engage with the local communities where our operations are based so that we can locate and support a diverse talent pool.
Additional information regarding our human resources initiatives can be found under the “People” section of our 2021 Corporate Sustainability Report which can be found on our website in the Sustainability section and is not incorporated by reference herein.
Governance
Currently, our environmental and social initiatives are driven by our management team, especially our President and Chief Executive Officer and our Chief Sustainability Officer, and overseen by our Board, particularly the HSSE, the Nominating and Corporate Governance, and the Audit Committees. The management team meets weekly on executive priorities with standing agenda items for topics relating to the Company’s performance in occupational health and safety, environmental, sustainability, and human resources, including risks relating to these issues. Our HSSE Committee, as outlined in its Committee Charter and further described in the “Board of Directors and Committees” section below, is responsible for assisting the Board in fulfilling its oversight responsibilities relating to the Company’s occupational health, safety, sustainability, and environmental issues, including risks relating to such issues. Our Audit Committee, as outlined in its Committee Charter, is responsible for discussing and addressing business risks with the Company’s management team. This also includes material environmental risks, including those that relate to regulation and physical climate change risks. Our Nominating and Corporate Governance Committee, as outlined in its Committee Charter, is responsible for identifying, screening, and reviewing individuals qualified to serve as members of the Company’s Board, including with respect to independence and diversity. Furthermore, as of December 31, 2021, we increased the size of our Board to add new directors to enhance our experience in, among other things, ESG and diversity. We will continue to evaluate opportunities for our management team and Board of Directors to offer additional leadership and oversight on ESG-related matters.

BOARD OF DIRECTORS AND COMMITTEES
During the fiscal year ended December 31, 2022, our Board met nine times. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and meetings of the committees of which he or she was a member in our last fiscal year. The Board encourages all directors to attend the annual meeting of stockholders, if practicable. The Board has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and HSSE Committee. All members of such committees are non-employee directors whom the Board has determined are independent under the applicable independence standards.
1.
Board Leadership Structure

The Company’s governing documents allow the roles of Executive Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs from time to time. Currently, Mr. Keppler serves as the Executive Chairman of the Board. Mr. Keppler does not qualify as an independent director under the applicable criteria for independence set forth in the listing standards of the NYSE. Because our Executive Chairman is not independent, in accordance with the Company’s Corporate Governance Guidelines, the independent Board members have designated Mr. Alexander, one of our independent directors, to serve as our Lead Independent Director. Pursuant to the Company’s Corporate Governance Guidelines, the duties and functions of the Lead Independent Director include the following:
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presiding over executive sessions of the non-management directors;

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presiding over executive sessions of the directors who qualify as independent directors (the “NYSE Independent Directors”) at any time the non-management members of the Board include directors who are not NYSE Independent Directors;

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consulting with the Executive Chairman and the Chief Executive Officer concerning the Board’s agendas;

•
coordinating the activities of the non-management directors and NYSE Independent Directors, as applicable, and the agenda for executive sessions;

•
communicating feedback to the Executive Chairman and Chief Executive Officer following executive sessions of the NYSE Independent Directors;

•
fostering an environment of open dialogue and constructive feedback among the NYSE Independent Directors;

•
calling meetings of the NYSE Independent Directors;

•
serving as a liaison, along with Board committee chairpersons, between the NYSE Independent Directors and the Executive Chairman; provided that this does not in any way diminish the Chief Executive Officer’s accountability to the Board in its entirety or the ability of any individual Board member and the Chief Executive Officer to communicate directly with each other;

•
being available to the Chief Executive Officer for consultation on issues of corporate importance that may involve Board action, and in general serving as a resource to the Chief Executive Officer on an as-needed basis;

•
at the standing invitation of the Board’s committees, attending meetings of Board committees on which the Lead Independent Director does not already serve;

•
assisting the Nominating and Corporate Governance Committee with its oversight of the annual evaluation of the Board and its committees and communicating results of any individual director assessments to individual Board members;

•
consulting with the Nominating and Corporate Governance Committee with respect to recommendations for the nomination of Board members to the Board’s committees;

•
subject to the Company’s policies regarding public communications, when deemed appropriate, representing the NYSE Independent Directors in engaging with stockholders; and

•
performing such other duties as the Board may determine from time to time.

The Board believes all of the foregoing factors provide an appropriate balance between effective and efficient Company leadership and sufficient oversight by the non-employee directors. The Board regularly considers its leadership structure to ensure that the structure is appropriate in light of the needs of the Company’s business, and the Board is open to different structures as circumstances may warrant.
2.
Risk Oversight

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance, and enhance stockholder value. Risk management includes not only understanding Company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related short-, medium-, and long-term risks, and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the risk environment and related risks and discusses with management the appropriate level of risk for the Company. Each of our Board committees also oversees the management of risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors.
The Audit Committee oversees the Company’s compliance with legal and regulatory requirements and assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, and legal and regulatory compliance, and discusses with management the Company’s guidelines and policies with respect to risk assessment and risk management. In connection with its risk management role, our Audit Committee meets periodically, both in open session and privately, with representatives from our independent registered public accounting firm and with our Chief Financial Officer. The Audit Committee receives regular reports on, and assessments of, the Company’s internal controls from members of management responsible for financial controls. In addition, the Audit Committee receives the independent registered public accounting firm’s assessment of the Company’s internal controls and financial risks, which includes the independent registered public accounting firm’s report on its procedures for identifying fraud and addressing any risk of management override. The Audit Committee also receives management reports regarding specific areas of financial risk and discusses strategies to mitigate risk.
The HSSE Committee oversees the Company’s plans, programs, and processes to evaluate and manage health, safety, sustainability, and environmental risks to the Company’s business, operations, employees, products, and reputation and to the public, including climate risks. Climate risks subject to the oversight of the HSSE Committee include those that may result from increasing concentrations of GHGs in the earth’s atmosphere and potentially have significant physical effects, such as sea-level rise and increased frequency and severity of storms, floods, and other climatic events, including forest fires. Furthermore, the HSSE Committee reviews and discusses such risks with management and helps management to design and implement policies and procedures to properly manage such risks.
The Nominating and Corporate Governance Committee assists the Board in shaping the corporate governance of the Company. The Nominating and Corporate Governance Committee receives updates and advice from management and outside advisors regarding the Company’s procedures for complying with corporate governance regulations, as well as with respect to the Company’s governance structure and protections. The Nominating and Corporate Governance Committee also develops and annually reviews and recommends to the Board a set of Corporate Governance Guidelines to be adopted for the Company to further the goal of providing effective governance.
The Compensation Committee assists the Board with its oversight of the compensation of the Company’s employee compensation policies and practices, including determining and approving the compensation of the Company’s directors, Chief Executive Officer, and other executive officers. The Compensation Committee receives updates and advice on the ongoing advisability of the Company’s compensation practices both from management and from the Compensation Committee’s independent consultant.

3.
Board Committees

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an HSSE Committee.
Audit Committee
Responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter posted on the Company’s website, include, among other duties, assisting the Board in fulfilling its oversight responsibilities regarding:
•
the integrity of our financial statements,

•
compliance with legal and regulatory requirements and corporate policies and controls,

•
qualifications, independence, and performance of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and

•
effectiveness and performance of the Company’s internal audit function.

The members of the Audit Committee are Mr. Bumgarner, Mr. Whitlock, and Ms. Wong, with Ms. Wong serving as the Chairperson. In addition, the Board believes Ms. Wong satisfies the definition of “audit committee financial expert.”
The Audit Committee met eight times during 2022.
Compensation Committee
Responsibilities of the Compensation Committee, which are set forth in the Compensation Committee Charter that is posted on the Company’s website, include, among other duties, the responsibility to:
•
review, evaluate, and approve the agreements, plans, policies, and programs of the Company to compensate the Company’s directors and executive officers,

•
review and discuss with the Company’s management the Compensation Discussion and Analysis required by SEC regulations, and

•
otherwise discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill its purposes. The Compensation Committee may delegate to any one of its members or any subcommittee it may form, the responsibility and authority for any particular matter, as it deems appropriate from time to time under the circumstances.
The Compensation Committee may retain and determine funding for legal counsel, compensation consultants, as well as other experts and advisors (collectively, “Committee Advisors”), including the authority to retain, approve the fees payable to, amend the engagement with, and terminate any Committee Advisor, as it deems necessary or appropriate to fulfill its responsibilities. The Compensation Committee assesses the independence of any Committee Advisor prior to retaining such Committee Advisor, and on an annual basis thereafter.
The members of the Compensation Committee are Mr. Bumgarner, Mr. Lapeyre, and Mr. Ubben, with Mr. Bumgarner serving as the Chairperson.
The Compensation Committee met six times during 2022.
Nominating and Corporate Governance Committee
Responsibilities of the Nominating and Corporate Governance Committee, which are set forth in the Nominating and Corporate Governance Committee Charter that is posted on the Company’s website, include, among other duties, the responsibility to:
•
advise the Board, make recommendations regarding appropriate corporate governance practices, and assist the Board in implementing those practices,

•
identify individuals qualified to become members of the Board, consistent with the criteria approved by the Board,

•
select and recommend to the Board for approval director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies, and

•
oversee the evaluation of the Board and management.

The members of the Nominating and Corporate Governance Committee are Mr. Alexander, Ms. Wong, and Ms. Zlotnicka, with Mr. Alexander serving as the Chairperson.
The Nominating and Corporate Governance Committee met five times during 2022.
Health, Safety, Sustainability, and Environmental Committee
Responsibilities of the HSSE Committee, which are set forth in the Health, Safety, Sustainability, and Environmental Committee Charter that is posted on the Company’s website, include, among other duties, assisting the Board in fulfilling its oversight responsibilities with respect to the Board’s and our continuing commitment to:
•
ensuring the safety of our employees and the public and assuring that our businesses and facilities are operated and maintained in a safe and environmentally sound manner,

•
sustainability, including sustainable forestry practices,

•
delivering environmental benefits to our customers, the forests from which we source our wood fiber, and the communities in which we operate, and

•
minimizing the impact of our operations on the environment.

The HSSE Committee reviews and oversees our health, safety, sustainability, and environmental policies, programs, issues, and initiatives, reviews associated risks that affect or could affect us, our employees, and the public, and ensures proper management of those risks and reports to the Board on health, safety, sustainability, and environmental matters affecting us, our employees, and the public.
The members of the HSSE Committee are Mr. Davidson, Mr. Lansing, and Ms. Zlotnicka, with Ms. Zlotnicka serving as the Chairperson.
The HSSE Committee met four times during 2022.
4.
Executive Sessions

In accordance with applicable NYSE listing requirements, the Board holds regular executive sessions in which the non-management directors meet without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. In the event that the non-management directors include directors who are not independent under the listing requirements of the NYSE, then at least once a year, there will be an executive session including only independent directors. Since his appointment as Lead Independent Director on April 1, 2023, Mr. Alexander presides at these meetings.
5.
Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is currently, or has been during the last fiscal year, one of our employees. No executive officer currently serves, or has served during the last fiscal year, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

EXECUTIVE OFFICERS
Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding Mark A. Coscio, Shai S. Even, Roxanne B. Klein, Yanina A. Kravtsova, Jason E. Paral, E. Royal Smith, and John-Paul D. Taylor is set forth following the table. Biographical information for John K. Keppler and Thomas Meth is set forth above under “Proposal No. 1 — Election of Directors.”
Name	Age	Position
Thomas Meth	50	President, Chief Executive Officer, and Director
John K. Keppler	52	Executive Chairman of the Board and Director
Mark A. Coscio	48	Executive Vice President and Chief Development Officer
Shai S. Even	54	Executive Vice President and Chief Financial Officer
Roxanne B. Klein	46	Executive Vice President and Chief Administrative and People Officer
Yanina A. Kravtsova	46	Executive Vice President, International Market Development and Public Affairs
E. Royal Smith	50	Executive Vice President, Operations
Jason E. Paral	40	Senior Vice President, General Counsel, and Secretary
John-Paul D. Taylor	42	Senior Vice President and Chief Commercial Officer
Mark A. Coscio.   Mr. Coscio has served as Executive Vice President and Chief Development Officer since September 2022. In this role, he leads Enviva’s corporate development and construction functions. Mr. Coscio has an extensive background managing global engineering, procurement, and construction projects within the energy sector as well as hands-on experience on projects from the proposal phase through execution and commissioning. Most recently, he served as Senior Vice President, North, Central & South America at McDermott International, Ltd, after joining the company as Vice President, Petrochemical/Refining Operations in 2018. Prior to that, he held progressively increasing leadership roles at Chicago Bridge & Iron Company from 1998 to 2018. Mr. Coscio has a Bachelor’s Degree in civil engineering with a project management specialty from Texas A&M University. He holds a Master of Business Administration from the Kenan-Flagler Business School at the University of North Carolina, Chapel Hill.
Shai S. Even.   Mr. Even began serving as Executive Vice President and Chief Financial Officer of the general partner of Enviva Partners, LP in June 2018 and has continued to serve as Executive Vice President and Chief Financial Officer of Enviva Inc. In this role, Mr. Even leads Enviva’s finance, accounting, and information technology organizations and provides strategic leadership on finance matters. He has over 25 years of experience with operational and strategic finance, including in senior financial and management roles at master limited partnerships. Most recently, Mr. Even served as Senior Vice President and Chief Financial Officer of Alon USA Energy, Inc. and served as President and Chief Financial Officer of Alon USA Partners, LP. While at Alon, Mr. Even led Alon’s parent company’s successful IPO on the NYSE in 2005 and the successful IPO of Alon’s master limited partnership in 2012. During his tenure at Alon, he led the company’s two major acquisitions and scaled its finance organization to complement the growth of the company. Prior to joining Alon, Mr. Even served as the Chief Financial Officer of DCL Group in Tel Aviv, Israel, and as an auditor with KPMG. Mr. Even holds a bachelor’s degree in Economics and Accounting from Bar-Ilan University and is a certified public accountant.
Roxanne B. Klein.   Ms. Klein began serving as Executive Vice President and Chief Human Resources Officer of the general partner of Enviva Partners, LP in December 2021 and continues to serve as Executive Vice President and Chief Administrative and People Officer of Enviva Inc. With years of Human Resources leadership experience in the manufacturing industry, Roxanne has an extensive and proven background building successful talent acquisition and development teams and driving best practices in people management and social impact. Prior to joining Enviva, Ms. Klein spent six years as Senior Vice President and Chief Human Resources Officer for Knoll, Inc., one of the world’s leading global manufacturers of office and other furniture, where she was responsible for all human resources activities for the company worldwide. Prior to that, she held progressively increasing leadership roles at Knoll from 2007 to 2015 as well as additional Human Resources leadership roles at Praxair, Inc. and Danaher Corporation. Ms. Klein holds a B.B.A. from Temple University and an M.B.A. from DeSales University.
Yanina A. Kravtsova.   Ms. Kravtsova began serving as Executive Vice President, Communications, Public & Environmental Affairs of the general partner of Enviva Partners, LP, in December 2019 and, prior to that, as Vice President, Environmental Affairs and Chief Compliance Officer in October 2018, and continues to serve as Executive Vice President, International Market Development, and Public Affairs of Enviva Inc. In her current role, Ms. Kravtsova leads the teams responsible for media, governmental and community relations, as well as environmental permitting of our facilities. Ms. Kravtsova brings to Enviva over 20 years of leadership and senior management experience in the renewable energy and power sector. Prior to joining Enviva, Ms. Kravtsova served as Senior Vice President, General Counsel, and Secretary of Terraform Global, Inc. from February 2015. Ms. Kravtsova was also Legal Head of Renewable Energy Investments at Google Inc. from August 2011 to January 2015. Ms. Kravtsova practiced law at Clifford Chance U.S. LLP, Latham & Watkins LLP, and The World Bank Group, handling international project finance, regulatory, and corporate matters for energy projects.
E. Royal Smith.   Mr. Smith began serving as Executive Vice President, Operations of the general partner of Enviva Partners, LP in August 2016 and prior to that as Vice President, Operations in April 2014, and continues to serve as Executive Vice President, Operations of Enviva Inc. Previously, he served as Director of Operations, NAA Division of Guilford Performance Textiles, a global textile manufacturing company, from March 2012 to July 2014. From August 2010 to March 2012, Mr. Smith also served as Director of Quality, NAA Division. Prior to joining Guilford, Mr. Smith worked as a Plant Manager at Pactiv, a food packaging manufacturer, from May 2009 to August 2010. Mr. Smith served as General Manager of a facility operated by United Plastics Group International from December 2005 to May 2009, after serving in other roles at the company from April 2002. From January 1999 to September 1999, he served as Production Supervisor of The General Motors Corporation, before serving as Mechanical Device/Tool and Die Supervisor from September 1999 to August 2000. Mr. Smith holds a B.S. in Mechanical Engineering from GMI Engineering and Management Institute.
Jason E. Paral.   Mr. Paral has served as Senior Vice President, General Counsel, and Secretary since January 2023, and also serves as Chief Compliance Officer. Prior to January 2023, he held a series of positions with the general partner of Enviva Partners, LP, first as Assistant General Counsel beginning in June 2015, then as Vice President, Associate General Counsel, and Secretary beginning in February 2018. Most recently, he served as Senior Vice President, Deputy General Counsel, and Secretary of Enviva Inc. from March 2022. Prior to joining Enviva, Mr. Paral practiced law at Vinson & Elkins LLP, where, from February 2008 to June 2015, he represented borrowers, developers, sponsors, and investors in the renewable and traditional energy industries across a broad range of complex project development and project finance transactions, as well as mergers, acquisitions, and other corporate transactions. Mr. Paral holds a B.A. in Political Science from Western Illinois University and a J.D. from The George Washington University Law School.
John-Paul D. Taylor.   Mr. Taylor currently serves as Senior Vice President and Chief Commercial Officer, and prior to that, served as Senior Vice President, Sales & Fulfillment beginning in June 2022 and as Senior Vice President, Optimization and Origination beginning in March 2020. He joined Enviva as Vice President, Optimization and Origination in February 2014. He has been an integral part of the sales and marketing team, spending the last several years developing new markets in Asia, mostly significantly in Japan, and now leads Enviva’s Asia Pacific team. Mr. Taylor is responsible for sales processes as they relate to managing existing Enviva customer contracts and executing new long-term wood pellet offtakes and related freight contracts, leading Enviva’s contract fulfillment process from inception to fulfillment. He also analyzes the broader market at large in order to deploy customized logistical solutions for customers to improve the Enviva value chain. Prior to joining Enviva, Mr. Taylor served as Vice President of Biomass Brokerage as Evolution Markets, where he developed and grew the company’s biomass business. He holds a B.A. in Commerce and an M.A. in International Economics and Finance from Ryerson University in Toronto and graduated from the Carbon Finance & Analytics Programme at the London Business School.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
Background and Business Highlights for 2022
This Compensation Discussion and Analysis (“CD&A”) explains the 2022 executive compensation program for the Named Executive Officers (the “NEOs”) identified below. Please read this CD&A together with the tables and related narrative about executive compensation that follow.
The table below lists our NEOs in 2022 whose compensation is described in this CD&A:
Executive	Title
Thomas Meth	President and Chief Executive Officer
John K. Keppler	Former Chairman and Chief Executive Officer
Shai S. Even	Executive Vice President and Chief Financial Officer
William H. Schmidt, Jr.	Executive Vice President, Chief Development Officer, and General Counsel
E. Royal Smith	Executive Vice President, Operations
Yanina A. Kravtsova	Executive Vice President, International Market Development and Public Affairs
Highlights
2022 was a transitional year for us, in terms of our business and the structure of our executive leadership team.
2022 Transition.   2022 was our first year operating as a corporation following our acquisition of our former sponsor and conversion from a limited partnership, which was completed on December 31, 2021 (the “Conversion”). Under this new structure, we internalized a number of business activities formerly performed by our sponsor, including development, construction, and commissioning of new plant and port infrastructure, while we continued to operate our growing portfolio of fully contracted wood pellet facilities and deep-water marine terminals while managing the impact of COVID-19, the Ukraine war, inflation, supply chain constraints, etc. on labor, safety, and supply chains and maintaining our role as a leader in sustainability in pursuit of our mission to displace fossil fuels, grow more trees, and fight climate change.
Key 2022 Business Achievements.   During the year, we commenced construction of our fully contracted wood pellet production plant in Epes, Alabama which is designed and permitted to produce more than one million metric tons per year (“MTPY”) of wood pellets. We also commenced the development of a wood pellet production plant in Bond, Mississippi which is designed to produce one million MTPY of wood pellets. In addition, we added approximately $4 billion to our fully contracted sales volumes such that as of January 1, 2023, our backlog of long-term, take-or-pay off-take contracts is close to $24 billion with a weighted-average remaining term of approximately 14 years, as well as a $50+ billion customer contract pipeline, providing for substantial potential growth for the Company across an increasingly diverse set of customer geographies and use cases for our product. We also returned $3.62 per share to holders of our common shares in distributions and dividends while maintaining robust liquidity and financial leverage well within the covenants of our debt agreements. After accounting for the approximately 5 million shares of primary equity issued during the course of 2022 (excluding shares issued pursuant to the LTIP), which expanded our total shares outstanding by approximately 8%, we closed the year with a -20.7% total shareholder return (“TSR”), compared to a -18.1% TSR for the S&P 500 Index.
Successful Leadership Transition.   We successfully completed a significant leadership transition in 2022. On November 14, 2022, Mr. Keppler stepped down as Chairman of the Board and Chief Executive Officer of Enviva Inc. to pursue medical and surgical treatment to address a cardiac valve issue. Simultaneous with Mr. Keppler’s separation from the Company, our Board of Directors appointed Thomas Meth as Chief Executive Officer, and Mr. Meth retained his title as President. Mr. Meth co-founded the Company and was appointed President in June 2022.

2023 Transitions.   The identity of our NEOs is determined for 2022 based solely on our executive officers’ status in 2022. Therefore, any officer transitions that occur following December 31, 2022 do not impact the NEOs that are described in detail in this section. However, as of the time of this filing, certain additional executive officer changes have taken place. On January 17, 2023, Mr. Schmidt transitioned out of his executive officer role into a non-executive advisory role. Due to the resignation of our previous chief accounting officer, Mr. Even assumed the role of Chief Accounting Officer as part of his existing role as Chief Financial Officer. Lastly, Mr. Keppler returned to the Company in the role of Executive Chairman of the Board, effective April 1, 2023.
Track Record of Strong Performance
We believe that the combination of the three primary components of our executive compensation program (annual base salary, annual cash incentive under the Enviva Inc. Annual Incentive Compensation Plan (“AICP”), and long-term equity incentive under the LTIP), coupled with aggressive goal setting and a pay-for-performance culture, has enabled the Company to deliver strong long-term results. We expect to continue this trend into the future.
In our safety-first culture, our industry leading total recordable incident rate (“TRIR”) trends well below the industry average of 3.9, as shown in the chart below. We have consistently delivered year-over-year adjusted EBITDA growth, with a 20% 3-year CAGR, as shown in the chart below. We have grown our fully contracted backlog year-over-year, as shown in the chart below. We also grew our cash distributed to shareholders with a 32% 3-year CAGR. Further, our TSR has strongly outperformed the S&P 500 Index over the long term.

ENVIVA TRIR VS. BLS TRIR
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
0.32
3.1
0.9
3.8
0.76
3.9
2020
2021
2022
ENVIVA TRIR
BLS TRIR*

*BLS Statstics adjusted by % of Enviva headcount includes NAICS 321999: Miscellaneous Wood Product Manufacturing NAICS 48839: Support activities for water transportation (ports) NAICS 237: Heavy and Civil Engineering Construction NAICS 8113: Industrial Equipment and Machinery Repair (TSV) is 2.1, NAICS 333922: Conveyor & Conveying Equipment Manufacturing (TPI) 2022 BLS Data is estimated based on 2021 data as 2022 is numbers are not yet published

Strong Growth Track Record
$300
$250
$200
$150
$100
$50
$-
2020
2021
2022
Cash Distributions
Adjusted EBITDA

*
Adjusted EBITDA for 2021 and prior years is presented on a non-recast basis

**
Adjusted EBITDA for 2022 excludes the impact of the Deferred Gross Margin Transactions described in the Company’s previous Form 10-K disclosures

***
Cash distributions include cash dividends and, prior to the Company’s simplification and conversion to a corporation, distributions to unitholders and to incentive distribution rights holders

Enviva Inc. Contracted Backlog (in billions)
$24.0
$23.0
$22.0
$21.0
$20.0
$19.0
$18.0
$17.0
$19.9
$21.2
$23.5
2020
2021
2022

*
Contracted backlog includes firm and contingent off-take contracts.

Enviva Performance Highlights

(1)
TSR includes share price appreciation and distributions paid.

Executive Compensation Elements Support Our Philosophy and Strategy
Our executive compensation philosophy seeks to tie compensation to our financial and operating performance goals. Specifically, the 2022 executive compensation program included various performance metrics for our NEOs that were closely aligned with financial returns to our shareholders and were designed to result in annual and long-term value creation. The performance goals established in the NEOs’ compensation plans were aggressive, and potential awards were intended to provide them an opportunity to earn above-median rewards in return for achieving such aggressive goals.
Our executive compensation program was designed to attract, retain, reward, and motivate high-performing executive leadership whose talent and expertise enable us to create long-term shareholder value, not only on an absolute basis, but also relative to our peers. Furthermore, given that we sit at the forefront of a relatively new and rapidly evolving industry, our success depends in large part on retaining the unique skill sets that our NEOs have developed during their tenure with the Company. Against that backdrop, our executive compensation program consists of three primary components, described below, that contained a substantial portion of at-risk, performance-based compensation, incorporated our financial and operational results, and aligned our NEOs’ interests with those of our shareholders with the ultimate objective of increasing long-term shareholder value.
Competitive compensation opportunities
•
Providing competitive compensation opportunities was a key factor in allowing us to attract and retain the caliber of executives we needed to deliver on the aggressive performance goals established under the incentive compensation arrangements in which our NEOs participated.

•
Among other factors,  each NEO’s 2022 target total direct compensation was determined with reference to market data reflecting executive pay levels among our peer companies and survey data taken from the broader market.

NEO compensation designed to drive and reward long-term growth in shareholder value
•
All NEOs’ 2022 compensation included a significant equity compensation component under the LTIP.

•
50% of each NEO’s equity compensation was designed to be earned based on achievement of challenging total shareholder return targets which require our three-year shareholder return to be at the 60th percentile of companies in the S&P 500 Index.

•
Shareholder alignment was further supported by robust ownership guidelines that encouraged a long-term ownership culture among our NEOs.

•
Equity-based awards have a 4-year cliff vesting schedule, underscoring our commitment to long-term performance and alignment with shareholders.

Aggressive performance goals
•
Our 2022 performance goals for incentive-based compensation required exceptional organizational and individual performance, which is the kind of performance we expected from our NEOs.

•
Performance at or above these goals is designed to produce aggregate NEO compensation in the top quartile when compared to the competitive market.

•
As evidence of the difficulty of meeting our aggressive goals, our NEOs have received, on average, a 58.3% payout against target compensation under the AICP during the last three years, even as the Partnership’s TSR significantly outperformed that of the Alerian and S&P 500 Indices (the Alerian Index being applicable during our time as a partnership).

Commitment to best practices
•
Significant At-Risk, Variable Compensation:   A significant percentage of annual compensation is at-risk, variable, and performance-based, such as AICP awards and certain LTIP awards.

•
No Guaranteed Bonuses:   We did not have in place any annual or multi-year bonus or incentive guarantees for the NEOs.

•
No Gross-Ups:   No tax gross-ups upon a change in control or with respect to Code Section 409A matters.

•
No Individual Supplemental Executive Retirement Plans:   There are no executive retirement plans that were different from the ones offered to the broader employee population.

•
No Excessive Perquisites:   We did not offer excessive perquisites to our NEOs.

•
No Hedging:   Our Insider Trading Policy prohibits, among other things, hedging transactions relating to our common stock.

•
Independent Compensation Consultant:   The Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant (the “Compensation Consultant”), to assist with its regular review of our executive compensation program.

2022 NEO Compensation
Role of Compensation Consultant
For 2022, the Compensation Committee engaged the Compensation Consultant to advise on matters related to executive and non-employee director compensation.
The scope of the Compensation Consultant’s engagement included a review of our peer group and an executive compensation analysis based on said peer group. The Compensation Consultant did not have authority to make decisions regarding compensation and served solely in an advisory role.
Peer Group and Market Data
Neither peer group data nor broader employment market survey data is a prescription for program design or individual pay levels for the Compensation Committee. Peer data, in combination with broader market survey data, provides a reference point for competitive pay rates and program design for our NEOs. For 2022, in cooperation with the Compensation Consultant, we reviewed the peer group used for the prior year and determined what modifications, if any, would be appropriate for the upcoming year. Factors considered in selecting peers included operations in related industry sectors, comparable market capitalization and revenues, similarity of business strategy, and availability and clarity of publicly filed compensation data. We also considered companies identified as peers of ours by the investment community, although these companies may or may not ultimately have been included in our peer group for presentation herein. In the peer group review process, we also considered the impact of simplifications or other corporate-level transactions that had occurred during the past year. As a result of this review, and upon the recommendation of the Compensation Consultant, the Compensation Committee approved a revised peer group for the 2022 year in November 2022 including the additions of the eight companies designated in green in the below table. We believe the peer group as revised better reflects the Company’s status as a corporation, its growth profile, the evolution away from midstream oil and gas as a basis for comparison, and other factors.

2022 Peer Group

Ameresco, Inc.	Ingevity Corporation
Atlantica Sustainable Infrastructure plc	Ingredion Incorporated
Brookfield Renewable Corporation	Innergex Renewable Energy Inc.
Cheniere Energy, Inc.	Mercer International Inc.
Clearway Energy, Inc.	PotlachDeltic Corporation
Darling Ingredients, Inc.	Rayonier Advanced Materials Inc.
Green Plains Inc.	Rayonier Inc.
Hannon Armstrong
Key Elements of the Executive Compensation Program
The following discussion provides details regarding the three primary elements of the 2022 compensation program set for our NEOs: base salary, AICP awards, and LTIP awards. Our NEOs also received certain customary health, welfare, and retirement plan benefits that are briefly described below.
Base Salary
Each NEO’s base salary was a fixed component of annual compensation and was set out in such NEO’s employment agreement with our wholly owned subsidiary Enviva Management Company, LLC (“Enviva Management Company”). We made all final decisions regarding the NEOs’ salaries based on a review of the specific job duties and functions, individual NEO expertise, and the relative competitiveness of each NEO’s compensation compared to our peers and to the market survey data. We increased the base salaries for each NEO from 2021 to 2022 by the percentages shown in the table below. The size of the increases reflects a desire to align more closely with the median of the competitive market, and to recognize the increasing scope of certain roles, particularly Mr. Meth’s:
Name	2022 Annual Base Salary	2021 Annual Base Salary	Change
Thomas Meth	$750,000	$425,000	76.5%
John K. Keppler	$1,000,000	$800,000	25.0%
Shai S. Even	$490,000	$464,000	5.6%
William H. Schmidt, Jr.	$525,000	$445,000	18.0%
E. Royal Smith	$392,000	$370,000	6.0%
Yanina A. Kravtsova	$380,000	$360,400	5.4%
Short-Term Cash Incentive Compensation
Each NEO participated in the AICP with respect to the 2022 calendar year.
With respect to the 2022 year, the Compensation Committee established an aggregate Company bonus pool that was calculated based on performance relative to a single adjusted EBITDA financial target. We generally set aggressive performance metrics at levels that are designed to be extremely challenging to achieve. A threshold level was set at which the bonus pool could become funded at 50%, and then a stretch target level was determined that could fund the pool at 100% for all target awards. The threshold for 2022 was set at $275 million adjusted EBITDA and the target was set at $300 million adjusted EBITDA. Additional metrics included in a performance scorecard were considered for safety, sustainability, and growth. Following the determination of the overall AICP bonus pool, individual NEO awards are determined by the Compensation Committee based on individual performance goals linked to certain safety, operating, financial, growth, and other targets. The AICP generally determines bonuses based on the following formula: target award amount (based on a percentage of salary), multiplied by Company performance factor(s), and adjusted by individual performance factors.
Adjusted EBITDA represents a non-GAAP financial measure. We define adjusted EBITDA as net income (loss) excluding depreciation and amortization, interest expense, income tax expense (benefit), early retirement of debt obligation, non-cash equity-based compensation and other expense, loss on disposal of assets and impairment of assets, changes in unrealized derivative instruments related to hedged items, acquisition and integration costs and other, effects of COVID-19 and the war in Ukraine, Support Payments, and Executive separation. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure.
Following the close of the 2022 calendar year, it was determined that the threshold level for Company performance under the AICP was not achieved. As a result, no cash payments under the AICP were made to the NEOs with respect to the 2022 year.
Target bonus percentages (as compared to base salary amounts) were set in the most recent employment agreements at the following levels, although the agreements did set a specific value for 2022 target bonus amounts, also noted below. As described above, none of the NEOs received an AICP payment with respect to the 2022 year. However, the Compensation Committee determined instead to create a discretionary award pool of $10.5 million, which equated to an award which ranged from 50% to 72% of the target payout under the 2022 AICP, and these discretionary awards were awarded in 2023 through additional grants of equity-based awards under the LTIP, whether as common stock or as time-based restricted stock units subject to a one-year vesting schedule. This discretionary pool was created to reward adjusted EBITDA within the revised guidance range for 2022, excluding the impact of certain accretive sales transactions in forth-quarter 2022 which required different accounting treatment as compared to our guidance assumptions, as well as adjusted EBITDA growth year-over-year. The additional scorecard results in Safety (lower TRIR rate), Sustainability (Track and Trace® Compliance), and growth (Increased Backlog) were all positive trends and recognized in the discretionary awards.
Name	Target Bonus (As a Percentage of Base Salary)	2022 Target Bonus Amount	2022 Actual AICP Amount	2022 Equity Bonus Amount Paid in 2023
Thomas Meth	150%	$731,771	—	$439,078
John K. Keppler	150%	$1,361,583	—	$816,934
Shai S. Even	125%	$612,500	—	$367,528
William H. Schmidt, Jr.	125%	$625,000	—	$375,029
E. Royal Smith	125%	$490,250	—	$245,163
Yanina A. Kravtsova	100%	$370,200	—	$266,565
Long-Term Equity Incentive Compensation
The LTIP is intended to promote our long-term success and increase long-term shareholder value by attracting, motivating, and aligning the interests of our NEOs with those of our shareholders. Our LTIP provides for the grant of a variety of awards, but we determined that restricted stock unit awards would most appropriately incentivize and reward our NEOs. Each NEO received a long-term equity incentive award with respect to the 2022 calendar year under the LTIP in the form of restricted stock units. The terms of our NEOs’ LTIP awards were determined by the Compensation Committee.
The 2022 restricted stock unit grants to our NEOs were divided into 50% time-based restricted stock units and 50% performance-based restricted stock units:
•
Time-based restricted stock units vest at the end of a four-year period based on continued service following the grant date.

•
Performance-based restricted stock units vest upon the achievement of a TSR percentile over a four-year period. The performance-based restricted stock units may vest between 0% and 200% of the target amount granted to each NEO based upon performance relative to pre-established criteria. For 2022 awards, performance was based upon TSR relative to the companies in the S&P 500 Index.

Each grant of restricted stock units (time-based and performance-based) included the right to receive dividend equivalent rights (“DERs”). DERs on performance-based units are paid to the holder in cash within 60 days following the vesting of the associated award (if any) and are forfeited if the underlying award was forfeited for any reason. The DERs associated with the time-based restricted stock units are paid to the holder of the award within the 60-day period immediately following any cash distribution made with respect to our common stock. Restricted stock units could be settled in cash or in common stock, at the discretion of our Compensation Committee.
The target value of LTIP awards that each NEO receives annually is set forth in such NEO’s employment agreement as a percentage of base salary. In determining the value of LTIP awards granted to the NEOs on February 1, 2022, our Compensation Committee considered these target LTIP values, our performance, and the performance of the individual NEOs for 2021. The grant date fair value of the restricted stock units awarded on February 1, 2022 is disclosed in the Summary Compensation Table under the Stock Awards column.
The number of restricted stock units granted to the NEOs in February 2022 is set forth below:
Name	Target LTIP Value (Percentage of Salary)	Number of Time-based Restricted stock Units Granted in 2022	Target Number of Performance-based Restricted stock Units Granted in 2022
Thomas Meth	250%	8,672	8,672
John K. Keppler	340%	23,588	23,588
Shai S. Even	250%	8,499	8,499
William H. Schmidt, Jr.	250%	8,239	8,239
E. Royal Smith	200%	5,442	5,442
Yanina A. Kravtsova	200%	5,001	5,001
Each of the NEOs received a grant of performance-based restricted stock units in February 2022 pursuant to the LTIP. The performance-based restricted stock units vest at the end of a four-year performance period based on the percentile ranking of the Company relative to the companies in the S&P 500 Index on the basis of total shareholder return for the performance period (the “TSR Factor”). The Compensation Committee selected relative TSR because it recognizes our broader competition for investor capital, provides an observable and objective metric from a large group of comparable companies to which we aspire, and aligns the incentives of our NEOs with our investors’ expectations of shareholder value creation.
The payouts for performance-based restricted stock units are determined as follows (using linear interpolation for payouts between threshold and target or target and maximum):
	Below Threshold	Threshold	Target	Maximum
TSR Factor	<30th percentile	30th percentile	60th percentile	≥90th percentile
Payout Multiplier	0%	50%	100%	200%
Other Elements of 2022 Compensation
Retirement and Health and Welfare Plans
We generally offered the same types of retirement, health, and welfare benefits to the NEOs as part of our total executive compensation package as we did to other eligible employees, although our NEOs also received the following: a supplemental individual term life insurance policy and a comprehensive annual physical with customized wellness coaching.
Our NEOs currently participate in a 401(k) plan maintained by Enviva Management Company. The 401(k) plan permits all eligible employees, including our NEOs, to make voluntary pre-tax contributions and/or Roth after-tax contributions to the plan. In addition, Enviva Management Company is permitted to make discretionary matching contributions under the plan. All matching contributions made under the plan during the first three years of an individual’s employment vest following the satisfaction of an initial three-year cliff vesting schedule; thereafter, all matching contributions vest immediately. All contributions under the plan are subject to certain annual dollar limitations, which are periodically adjusted as required by law.

Security Ownership Requirements
We maintain the Enviva Inc. Stock Ownership and Retention Policy (the “Retention Policy”), which provides that officers who are required to file ownership reports under Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) and certain other officers, as designated from time-to-time by our Board or the Compensation Committee, retain at least 50% (and where the individual has not met certain holding requirements by specific timelines, 100%) of common equity awarded under the LTIP (net of any equity withheld or sold to cover tax liabilities upon vesting) until certain ownership requirements are met. The requirements for our NEOs are set forth in the table below:
Name	Multiple of Annualized Base Salary
CEO	5x
Other NEOs	3x
Stock that counts towards the satisfaction of the retention requirements of the Retention Policy includes stock held directly by each NEO, stock owned indirectly by such NEO (e.g., by a spouse or other immediate family member residing in the same household or a trust for the benefit of such NEO or the NEO’s family), and time-based restricted stock units granted under the LTIP. As of the date of this filing, each of our NEOs was in compliance with the policy.
Incentive Compensation Recoupment Policy
The LTIP and the AICP provide that any award granted pursuant to the applicable plan will be subject to any claw-back or recoupment policies required by law, securities exchange rules, or otherwise, as determined to be appropriate by our Board. We are aware of recent clawback rules that have been issued and will be reviewing our clawback policy to ensure continued compliance with all applicable rules.
Employment Agreements and Individual Agreements
Each of the NEOs was party to an employment agreement with Enviva Management Company during the 2022 year. Our Board determined that we should maintain employment agreements with our NEOs in order to ensure that they will perform their roles for an extended period of time. Certain provisions contained within these employment agreements, such as potential severance benefits (including change in control benefits for certain individuals) and restrictive covenants, are also essential to retaining our talented management team and protecting the interests of our stockholders.
In December 2021, each NEO’s employment agreement was amended and restated. The December 2021 amendments clarified that, following the Conversion, references to the “Partnership” or the “General Partner” would be replaced with “Enviva Inc.,” and references to the “General Partner’s board of directors” would be replaced with references to our “Board.” The December 2021 amendments to the employment agreements set the level of compensation that would be applicable to the NEOs with respect to 2022 compensation levels. The agreements set base salaries, target bonus percentages under the AICP, and target LTIP award values for the NEOs, each as described above.
The agreements generally had a one-year term that may be extended and renewed for successive one-year periods if neither party has delivered a written notice of non-renewal within the sixty (60) day period prior to the expiration of the term.
In November 2022, the Company announced that Mr. Keppler stepped down from his responsibilities as Chairman and Chief Executive Officer to pursue medical and surgical treatment to address a cardiac valve issue, effective November 14, 2022. Simultaneous with Mr. Keppler’s separation, the Board appointed Mr. Meth as Chief Executive Officer, effective November 14, 2022, and Mr. Meth retained his title as President. In connection with Mr. Meth’s appointment, the Compensation Committee entered into an amended and restated employment agreement (“A&R Employment Agreement”) with Mr. Meth and approved the following amendments to it, effective as of November 14, 2022: (i) a base salary of $750,000, (ii) an annual incentive cash compensation target bonus of 150% of his base salary, (iii) subject to approval of the Compensation Committee at a later date and pursuant to the Company’s 2022 LTIP, a 2023 annual equity grant in the expected amount of 300% of his base salary, which was approved by the Compensation

Committee on January 31, 2023. For details regarding Mr. Keppler’s separation payments and the impact to his compensation arrangements, and the remaining amendments to Mr. Meth’s employment agreement, please see the section titled “— Potential Payments upon Termination and Change in Control”.
As noted above, the employment agreements also contain potential severance benefits and, with respect to certain NEOs, change in control benefits, as well as certain restrictive covenants. Those potential benefits are described in more detail and quantified within the section titled “Potential Payments upon Termination and Change in Control.” A description of the treatment of Mr. Keppler’s outstanding awards in connection with his separation on November 14, 2022 is also discussed in the section titled “Potential Payments upon Termination and Change in Control.”
Hedging/ Insider Trading Policy:   Under the Company’s Insider Trading Policy, all directors, officers, and employees, including the named executive officers, are prohibited from hedging, buying or selling options, engaging in short sales, or trading prepaid variable forwards, equity swaps, exchange funds, forward-sale contracts, collars or other derivatives or monetizations on Company securities.
Compensation Risk Assessment
In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not NEOs) as they relate to our risk management practices and risk-taking incentives. We have determined that our compensation policies and practices for our employees, including our NEOs, do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on us. Our Compensation Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.
Report of the Compensation Committee
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on the reviews and discussions referred to in the foregoing sentence, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K.
John C. Bumgarner, Jr.
Pierre F. Lapeyre, Jr.
Jeffrey W. Ubben

NOTE REGARDING EXECUTIVE AND DIRECTOR COMPENSATION TABLES
All outstanding time-based and performance-based phantom units were converted to restricted stock units upon the Conversion, and all outstanding equity awards held by our NEOs and our directors as of the date of the Conversion and which were granted during the 2022 year are now in the form of restricted stock units. However, prior to the conversion those awards were in the form of phantom units, therefore the tables below may still contain certain references to phantom unit awards rather than restricted stock units when referencing historical awards.
SUMMARY COMPENSATION TABLE
The table below sets forth the annual compensation for our NEOs for the fiscal years ended December 31, 2022, December 31, 2021, and December 31, 2020, to the extent the individual was a “named executive officer” for that year. The compensation disclosed below with respect to the 2020 calendar year is the compensation for which we were responsible for partially reimbursing Enviva Management Company pursuant to the previous management service agreements (the “MSAs,” which have been described in previous Form 10-K disclosures for the Company), therefore it only reflects a portion of the compensation that the NEOs received for those years. The compensation disclosed below with respect to the 2021 and 2022 calendar year is the compensation for the full amount paid to each NEO, irrespective of any allocation that may be occurred during the 2021 year prior to the Conversion.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(3)	Total
Thomas Meth (President and Chief Executive Officer)	2022	588,669	—	1,249,984	—	9,150	1,847,803
	2021	431,370	—	850,012	514,250	8,700	1,804,332
	2020	97,097	75,000	385,029	109,381	2,138	668,645
John K. Keppler (Former Chairman and Chief Executive Officer)(4)	2022	871,233	—	3,399,976	—	59,150	4,330,359
	2021	816,986	1,200,000	3,400,044	780,000	8,700	6,205,730
	2020	182,838	600,000	1,631,253	343,297	2,138	2,759,526
Shai S. Even (Executive Vice President and Chief Financial Officer)	2022	490,000		1,225,046		9,150	1,724,196
	2021	466,208	556,800	1,159,968	—	8,700	2,191,676
	2020	112,796	350,000	562,518	170,465	2,138	1,197,917
William H. Schmidt, Jr. (Executive Vice President, Corporate Development and General Counsel)	2022	503,904	—	1,187,570	—	9,150	1,700,624
	2021	447,548	534,000	1,112,498	—	8,700	2,102,746
	2020	85,339	350,000	425,002	107,330	1,710	969,381
E. Royal Smith (Executive Vice President, Operations)	2022	392,200	—	784,410	—	9,150	1,185,760
	2021	371,885	—	739,990	305,250	8,700	1,425,825
	2020	249,389	—	994,046	282,403	5,985	1,531,823
Yanina A. Kravtsova (Executive Vice President, International Market Development and Public Affairs)	2022	371,730	—	720,846	—	9,150	1,101,726

(1)
The AICP awards for the 2020 and 2021 years were deemed to operate as performance-based incentive awards and are reported within the Non-Equity Incentive Plan Compensation column. Amounts in the “Bonus” column with respect to the 2020 and 2021 years relate to the transaction-based bonuses received by certain NEOs for the 2020 year, and the bonuses provided to Messrs. Keppler, Even and Schmidt relating to the Simplification Transaction and the Conversion in 2021, as applicable.

(2)
The amounts reflected in this column represent the aggregate grant date fair value of time-based and performance-based phantom units or restricted stock units, as applicable (which include tandem DERs) granted to the NEOs pursuant to the LTIP, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, disregarding the estimate of forfeitures. The grant date fair value for time-based restricted stock unit awards issued in 2022 is based on the closing price of our shares of common stock on the date of grant, which was $72.07 per share for awards granted on February 1, 2022. The grant date fair value of performance-based restricted stock unit awards is reported based on the probable outcome of the performance conditions on the date of grant. See Note 16, Equity-Based Awards, to our consolidated financial statements for additional detail regarding assumptions underlying the value of these awards. If the maximum amount, rather than the probable amount, were reported in the table with respect to the performance-based restricted stock units, the values associated with the 4-year performance-based grants would be as follows: Mr. Meth, $1,249,982; Mr. Even, $1,225,046; Mr. Schmidt, $1,187,569; Mr. Smith, $784,410; and Ms. Kravtsova, $720,844.

(3)
Amounts reported in the “All Other Compensation” column reflect employer contributions to the NEOs’ accounts under the 401(k) plan in which the NEOs participate. With respect to Mr. Keppler, the amounts reported in this column also reflect the consulting fees paid pursuant to the consulting agreement executed on November 14, 2022.

(4)
Mr. Keppler stepped down as Chairman and Chief Executive Officer effective as of November 14, 2022 and his 2022 compensation reflects that shortened year and the amounts paid to him in connection with his consulting arrangement.

2022 GRANTS OF PLAN-BASED AWARDS
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Equity Awards (#)(3)	Grant Date Fair Value ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas Meth		365,885	731,770	—
	2/1/2022				4,336	8,672	17,344		624,991
	2/1/2022							8,672	624,991
John K. Keppler		750,000	1,500,000	—
	2/1/2022				11,794	23,588	47,176		1,699,987
	2/1/2022							23,588	1,699,987
Shai S. Even		306,250	612,500	—
	2/1/2022				4,250	8,499	16,998		612,523
	2/1/2022							8,499	612,523
William H. Schmidt, Jr		312,500	625,000	—
	2/1/2022				4,120	8,239	16,478		593,785
	2/1/2022							8,239	593,785
E. Royal Smith		245,125	490,250	—
	2/1/2022				2,721	5,442	10,884		392,205
	2/1/2022							5,442	392,205
Yanina A. Kravtsova		185,100	370,200	—
	2/1/2022				2,501	5,001	10,002		360,422
	2/1/2022							5,001	360,422

(1)
The values within these columns reflect the threshold and target values of the AICP awards for the 2022 calendar year, as determined on the grant date of the potential award.

(2)
These columns reflect the performance-based restricted stock units granted to our NEOs during the 2022 calendar year.

(3)
This column reflects the time-based restricted stock units granted to our NEOs during the 2022 calendar year.

(4)
As further described in Footnote (2) to the Summary Compensation Table, the values in the “Grant Date Fair Value” column are determined by multiplying (a) the number of restricted stock units granted (with the probable grant date value for performance-based restricted stock units to be at target levels) by (b) $72.07, the closing price of our common stock on the date of grant.

NARRATIVE DISCLOSURE TO THE SUMMARY COMPENSATION TABLE
AND GRANTS OF PLAN-BASED AWARDS TABLE
Management Services Agreements
The amounts set forth in the table above for the 2020 year reflects only the portion of compensation that was allocable to us pursuant to the MSAs. Following the simplification reorganization that we completed in the 2021 year (the “Simplification Transaction”), we were responsible for the full amount of compensation paid to our NEOs. In order to provide a fulsome picture of NEO compensation in 2021, we presented the full amount of compensation paid to our NEOs in 2021 notwithstanding the partial allocation of that amount during the Pre-Simplification Period to Enviva Management Company.
Restricted Stock Unit Awards
We granted time-based and performance-based restricted stock unit awards to our NEOs pursuant to the LTIP in 2022. In 2020 and the beginning of the 2021 year, we granted phantom unit awards, which were more suited to our partnership structure at the time of the grants. In connection with the Conversion, all phantom unit awards were converted to restricted stock unit awards, subject to the same terms and conditions immediately prior to the Conversion except that for performance-based phantom unit awards granted in the 2020 and 2021 calendar years, the performance criteria were modified to reflect the aggregate impact of the Simplification Transaction and Conversion; consequently, all DCF-related performance metrics were eliminated, such that the sole performance criterion applicable to such performance-based phantom unit awards became the TSR Factor. The expected value of the performance-based phantom unit awards was similar immediately before and after the modification. The potential acceleration and forfeiture events relating to the restricted stock unit awards (as of December 31, 2022) are described in greater detail under “— Potential Payments Upon Termination or a Change in Control” below.
OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END
The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2022.
	Stock Awards
Name	Number of Shares of Stock That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Market Value of Unearned Shares of Stock That Have Not Vested(2)
Thomas Meth	56,585	2,997,307	27,599	$1,461,919
John K. Keppler	326,196	$17,278,602	—	—
Shai S. Even	77,652	4,113,226	35,304	1,870,053
William H. Schmidt, Jr.	73,724	3,905,160	33,730	1,786.678
E. Royal Smith	49,168	2,604,429	22,441	1,188,700
Yanina A. Kravtsova	31,283	1,657,061	18,550	982,594

(1)
The amounts in this column reflect outstanding time-based restricted stock unit awards and performance-based restricted stock units for which the performance period was completed as of December 31,

2022 but which were subject to certification by the Compensation Committee of the performance criteria and, therefore, are treated as outstanding, each of which vest as set forth in the table within footnote 4 below, so long as the applicable NEO remains continuously employed by us or one of our affiliates from the grant date through each vesting date. Performance-based restricted stock units that had a performance period ending on December 31, 2022 were moved to this column using an assumption of performance achievement of 186% of target. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions.
(2)
The amounts reflected in this column represent the market value of the common stock underlying the restricted stock unit awards granted to the NEOs as set forth in the preceding column, computed based on the closing price of our common stock on December 30, 2022, which was $52.97 per unit.

(3)
The amounts in this column reflect the target number of stock issuable upon settlement of outstanding performance-based awards granted in 2020, 2021, and 2022 which vest based on achievement of performance metrics with respect to the three- or four-year period applicable to that award, so long as the applicable NEO remains continuously employed by us or one of our affiliates from the grant date through the end of each performance period. See the section below titled “— Potential Payments Upon Termination or Change in Control” for a description of potential acceleration and forfeiture provisions.

(4)
The following sub-table reflects the regularly scheduled vesting date for each award that is disclosed as outstanding within the main table above:

Name	Vesting Date or Last Date of Performance Period	Number of Time-based Restricted Stock Units to Vest	Number of Performance-based Restricted Stock Units to Vest
Thomas Meth	December 31, 2022	18,851
	January 29, 2023	10,135
	December 31, 2023		10,135
	January 29, 2024	10,135
	December 31, 2024		8,792
	January 27, 2025	8,792
	December 31, 2025		8,672
	February 1, 2026	8,672
John K. Keppler	November 14, 2022	246,329	—
	December 31, 2022	79,867
Shai S. Even	December 31, 2022	27,541
	January 29, 2023	14,807
	December 31, 2023		14,807
	January 29, 2024	14,807
	December 31, 2024		11,998
	January 27, 2025	11,998
	December 31, 2025		8,499
	February 1, 2026	8,499

Name	Vesting Date or Last Date of Performance Period	Number of Time-based Restricted Stock Units to Vest	Number of Performance-based Restricted Stock Units to Vest
William H. Schmidt, Jr.	December 31, 2022	26,010
	January 29, 2023	13,984
	December 31, 2023		13,984
	January 29, 2024	13,984
	December 31, 2024		11,507
	January 27, 2025	11,507
	December 31, 2025		8,239
	February 1, 2026	8,239
E. Royal Smith	December 31, 2022	17,382
	January 29, 2023	9,345
	December 31, 2023		9,345
	January 29, 2024	9,345
	December 31, 2024		7,654
	January 27, 2025	7,654
	December 31, 2025		5,442
	February 1, 2026	5,442
Yanina A. Kravtsova	December 31, 2022	6,218
	January 29, 2023	6,515
	December 31, 2023		6,515
	January 29, 2024	6,515
	December 31, 2024		7,034
	January 27, 2025	7,034
	December 31, 2025		5,001
	February 1, 2026	5,001
STOCK VESTED IN 2022
The following table provides information on the vesting of restricted stock units held by the NEOs in 2022. None of the NEOs held stock options in 2022. The value realized from the vesting of restricted stock unit awards is equal to the closing price of our common stock on the vesting date or the performance certification date for performance awards, as applicable, multiplied by the number of shares acquired. The value is calculated before payment of any applicable withholding or other income taxes.
Name	Number of Units Acquired Upon Vesting (#)	Value Realized Upon Vesting ($)
Thomas Meth	41,022	$2,833,159
John K. Keppler	116,796	$8,082,985
Shai S. Even	51,889	$3,614,635
William H. Schmidt, Jr.	50,012	$3,456,740
E. Royal Smith	34,438	$2,389,152
Yanina A. Kravtsova	8,892	$619,425

PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION
We have not maintained, and do not currently maintain, a defined benefit pension plan or a nonqualified deferred compensation plan providing for retirement benefits.
POTENTIAL PAYMENTS UPON TERMINATION AND CHANGE IN CONTROL
Each of our NEOs is party to an employment agreement with us that provides for severance compensation or accelerated vesting of equity awards in the event of certain terminations of employment, including in connection with a change in control. None of the employment agreements contain any tax reimbursement provisions in the event an NEO receives potential parachute payments under Section 280G of the Code. The outstanding equity awards held by each of the NEOs also contain certain severance and change in control benefits, but as of December 31, 2022, the treatment in the employment agreements and the outstanding equity awards are the same; as a result, there is not a separate description for equity award agreement provisions.
In November 2022, the Company announced that Mr. Keppler stepped down from his responsibilities as Chairman and Chief Executive Officer to pursue medical and surgical treatment to address a cardiac valve issue, effective November 14, 2022. In connection with Mr. Keppler’s separation from the Company, the Compensation Committee of the Board approved the following separation payments for Mr. Keppler, effective on November 14, 2022: (i) the bonus he would have been entitled to for the year ended December 31, 2022, pro-rated based on 2022 service through November 14, 2022, and paid with respect to targeted individual performance of Mr. Keppler and actual performance of the Company at the same time bonuses are paid to executives generally in 2023, (ii) all earned, unpaid base salary, (iii) reimbursement for all incurred but unreimbursed expenses for which Mr. Keppler is entitled to reimbursement, (iv) benefits to which Mr. Keppler was entitled pursuant to the terms of any applicable Company benefit plan or policy, (v) an amount equal to the product of (A) 1.5; and (B) the sum of Mr. Keppler’s base salary as in effect on November 14, 2022 and Mr. Keppler’s target annual bonus as of the separation date, (vi) full vesting of outstanding awards under the LTIP (which vesting for awards that include a performance requirement (other than continued service) will be based on: (a) actual performance if such termination occurs within the six-month period preceding the expiration of the performance period, or (b) target performance if such termination occurs at any other time during the performance period), and (vii) reimbursement for continued medical coverage of applicable group health plans for a period of 18 months following the date of the separation. As noted above, we did not provide a 2022 AICP award to any of our NEOs for the 2022 year, therefore in February 2023 the Company revisited the separation arrangement that it had previously negotiated with Mr. Keppler. The Company determined to provide Mr. Keppler with a discretionary award consisting of Common Stock pursuant to our LTIP. The value of the bonus stock award that Mr. Keppler received in 2023 approximated the amount that the Company would have paid to Mr. Keppler using a 60% achievement of the Company-based adjusted EBITDA metric plus his target individual performance goals. The Company determined that this adjustment to the previously negotiated payments was an appropriate settlement of the separation benefits that we intended to provide to Mr. Keppler during his separation negotiations.
The Company entered into a mutual separation agreement and release with Mr. Keppler, as well as a consulting agreement with respect to his ongoing service as a strategic advisor to the Company during the 2022 year. That consulting agreement provided for compensation to Mr. Keppler in the amount of $25,000 per month, with a term that was scheduled to end on March 31, 2023, but would have been automatically extended each month until terminated by either party. However, following the 2022 year and as previously noted, Mr. Keppler returned to the Company in an Executive Chairman role. In connection with that 2023 appointment to Executive Chairman, we terminated the consulting agreement effective March 31, 2023. At this time, Mr. Keppler is not subject to any employment agreement nor severance or change in control benefits.
Simultaneous with Mr. Keppler’s separation, the Board appointed Mr. Meth as Chief Executive Officer, effective November 14, 2022, and Mr. Meth retained his title as President. Mr. Meth’s employment agreement provides that, upon termination of Mr. Meth’s employment other than for Cause (as defined below), he will be entitled to receive: (i) an amount equal to the product of (A) 1.5 (or if such termination occurs within 12 months following a change in control (as defined in the A&R Employment Agreement), 2.0), and (B) the sum of Mr. Meth’s base salary and target bonus, (ii) benefit continuation under the Company’s group health plan at active employee rates for 18 months, (iii) accelerated vesting of outstanding equity awards with performance awards vesting at deemed target performance (unless the termination occurs within the six months preceding the expiration of the applicable performance period, in which case the award would vest based on actual performance), and (iv) any unpaid bonus with respect to the year preceding the year of Mr. Meth’s termination and a pro-rated bonus with respect to the year in which his employment was terminated. Mr. Meth will continue to be subject to the Company’s previously disclosed form of indemnification agreement and he will be eligible for the same benefits, plans, policies, and programs offered that are generally made available to other executive-level employees of the Company at any given time.
Additionally, in January 2023 Mr. Schmidt stepped down from his position as Executive Vice President, Chief Development Officer and General Counsel and continues to be employed by the Company as a Senior Advisor at the same pay rate that was in effect as of December 31, 2022 for his applicable transition period. We are currently negotiating a new service agreement with Mr. Schmidt to reflect his continuing transitional services.
Employment Agreements
The employment agreements provide that, if the NEO terminates employment for good reason or if an NEO’s employment is terminated without cause, or for death or disability (each applicable term as defined below), the NEO shall be entitled to (i) all earned, unpaid base salary, (ii) reimbursement for all incurred but unreimbursed expenses, and (iii) benefits to which the NEO was entitled pursuant to the terms of any applicable Company benefit plan or policy. In addition, and subject to the NEO executing a satisfactory release within the time period specified in such NEO’s employment agreement, the NEO will be entitled to receive the following severance payments (other than with respect to Mr. Meth’s A&R Employment Agreement as described above):
•
an amount equal to a multiple (the “severance multiplier”) of: (i) the NEO’s base salary in effect on the termination date, plus (ii) the NEO’s target annual bonus as of the termination date. The severance multiplier is 1.0 for Messrs. Even, Schmidt, and Smith and Ms. Kravtsova. The severance multiplier is increased to and 1.5 for Messrs. Even and Schmidt if such termination occurs within 12 months following a change in control (as defined below) (a “Change in Control Termination”);

•
full vesting of all outstanding awards under the LTIP (which vesting for awards that include a performance requirement (other than continued service) will be based on: (i) actual performance if such termination occurs within the six-month period preceding the expiration of the performance period, or (ii) target performance if such termination occurs at any other time during the performance period); and

•
reimbursement for continued medical coverage of applicable group health plans. The reimbursement coverage is 12 months for Messrs. Even, Schmidt, and Smith and Ms. Kravtsova. The reimbursement coverage is increased to 18 months for Messrs. Even and Schmidt if such termination occurs within 12 months following a change in control.

Definitions.   The following definitions are used in the employment agreements as follows:
“Cause” is defined as:
•
a material breach of any applicable policy pertaining to health and safety;

•
engaging in acts of disloyalty, including fraud, embezzlement, theft, commission of a felony or proven dishonestly; or

•
willful misconduct in the performance of, or willful failure to perform a material function of the NEO’s duties under the employment agreement.

“Good reason” is defined as, without the consent of the NEO:
•
a material diminution in the NEO’s authority, duties, title, or responsibilities;

•
a material diminution in the NEO’s base salary, target annual bonus, or target annual LTIP award;

•
the relocation of the geographic location of the NEO’s principal place of employment by more than 100 miles; or

•
delivery of a written notice of non-renewal of the NEO’s employment agreement.

A “disability” shall exist if the NEO is unable to perform the essential functions of his position, with reasonable accommodation (if applicable), due to an illness or physical or mental impairment or other incapacity that continues for a period in excess of 90 days, whether consecutive or not, in any period of 365 consecutive days.
Under the employment agreements for Messrs. Meth, Even, and Schmidt, a “Change in Control” is defined as:
•
the sale or disposal of all or substantially all of the assets of Enviva Inc. to any person other than an affiliate;

•
the merger or consolidation of Enviva Inc. with or into another partnership, corporation, or other entity, other than a simplification or consolidation in which the equityholders of Enviva Inc. immediately prior to such transaction retain greater than 50% equity interest in the surviving entity; or

•
the acquisition by any person or group of the beneficial ownership of more than 50% of the equity of Enviva Inc. entitled to vote in the election of our Board.

Release Obligations and Restrictive Covenants
Payments and benefits under the employment agreements are conditioned on the execution of a general release of claims by the NEO in favor of us. The employment agreements also contain certain restrictive covenants pursuant to which our NEOs have recognized an obligation to comply with, among other things, certain confidentiality covenants as well as covenants not to compete in a defined market area with us or solicit our employees during the term of the agreement and for a period of one year thereafter.
Quantification of Benefits
The following table summarizes the compensation and other benefits that would have become payable to each NEO assuming his employment terminated on December 31, 2022, given the NEO’s base salary as of that date, and, if applicable, the closing price of our common stock on December 30, 2022, which was $52.97. The payments and benefits provided to Mr. Keppler upon his retirement prior to the end of the year have been described above. The target annual bonus for the 2022 was the amount set forth in each NEO’s employment agreement in effect on December 31, 2022. In addition, the following table summarizes the compensation that would become payable to Messrs. Meth, Even, and Schmidt and Ms. Kravtsova assuming a qualifying termination and a change in control occurred on December 31, 2022. Each of the values below reflects our best estimate of the amounts and benefits that could be payable upon a termination scenario, but amounts cannot be known with certainty until or unless such an event were to occur.
Benefits and Payments	Change in Control Termination	Termination Without Cause, for Good Reason or Death or Disability
Thomas Meth
Cash Severance	$3,750,000	$2,812,500
Accelerated Equity Awards	4,534,391	4,534,391
Health Benefits	33,166	33,166
Total	$8,317,557	$7,380,057

Benefits and Payments	Change in Control Termination	Termination Without Cause, for Good Reason or Death or Disability
Shai S. Even
Cash Severance	$1,653,750	$1,102,500
Accelerated Equity Awards	6,093,086	6,093,086
Health Benefits	38,463	25,642
Total	$7,785,299	$7,221,228
William H. Schmidt, Jr.
Cash Severance	$1,771,875	$1,181,250
Accelerated Equity Awards	5,795,554	5,795,554
Health Benefits	38,463	25,642
Total	$7,605,892	$7,002,446
E. Royal Smith
Cash Severance	$882,450	$882,450
Accelerated Equity Awards	3,862,413	3,862,413
Health Benefits	22,110	22,110
Total	$4,766,973	$4,766,973
Yanina A. Kravtsova
Cash Severance	$760,000	$760,000
Accelerated Equity Awards	2,639,654	2,639,654
Health Benefits	22,060	22,060
Total	$3,421,714	$3,421,714

DIRECTOR COMPENSATION
For the year ended December 31, 2022, the members of our Board, other than Messrs. Meth and Keppler, received compensation for their services on our Board and committees thereof consisting of the items below:
•
an annual retainer of $125,000,

•
an additional annual retainer of $20,000 for services as the chair of the audit committee,

•
an additional annual retainer of $17,500 for service as the chair of the compensation committee,

•
an additional annual retainer of $15,000 for service as the chair of the health, safety, sustainability and environmental committee (the “HSSE committee”) and of the nominating and corporate governance committee.

Additionally, for the year ended December 31, 2022, directors of our Board, other than Mr. Keppler and certain directors who are also officers or employees of Riverstone Holdings LLC or its affiliates (excluding the Company and its subsidiaries) (the “Riverstone Directors”), received an annual grant under the LTIP with a grant date fair value of approximately $115,000.
Coincident with Mr. Keppler’s appointment as Executive Chairman of the Board and effective as of April 1, 2023, Mr. Alexander transitioned to the newly created role of Lead Independent Director. As Lead Independent Director, the Compensation Committee approved an annual retainer of $150,000. This amount will be reflected in our annual disclosure for the fiscal year ending December 31, 2023.
Until the earlier of (i) four years after a director qualifying as an “independent director” under the rules of the NYSE is appointed to the Board, or (ii) the date on which such independent director first holds an amount of our common stock with an aggregate value equal to at least $250,000, one-half of all annual retainers are paid to such independent director in the form of common stock pursuant to the LTIP and the remainder is paid in cash. Martin N. Davidson, Jim H. Derryberry, Gerrit L. Lansing, Jr., and Eva T. Zlotnicka had not met such conditions in 2022 and, as such, received one-half of their annual retainers in the form of common stock pursuant to the LTIP. All other directors had met the above conditions and 100% of their annual retainers were paid in cash. Each director is reimbursed for out-of-pocket expenses incurred in connection with attending Board and committee meetings and each director will be fully indemnified by us for actions associated with serving as a director to the fullest extent permitted under Delaware law.
Compensation of the Riverstone Directors for their service as a director is paid directly to Riverstone/Carlyle Management LP. With respect to Mr. Ubben and Ms. Zlotnicka, their cash compensation is paid directly to Inclusive Capital Partners, L.P.
The following table provides information concerning the compensation of our directors, other than Mr. Keppler (whose compensation has been reported within the Summary Compensation Table), for the fiscal year ended December 31, 2022, regardless of whether they were serving on our Board as of December 31, 2022:
Name	Fees Earned in Cash	Unit Awards(1)	Total
Ralph Alexander	$140,000	$157,417	$297,417
John C. Bumgarner, Jr.	106,875	157,417	264,292
Martin N. Davidson	62,500	204,443	266,943
Jim H. Derryberry(3)	62,500	173,093	235,593
Fauzul Lakhani(3)	31,250	—	31,250
Gerrit (“Gerrity”) L. Lansing, Jr.	46,875	220,878	267,753
Pierre F. Lapeyre, Jr.(3)	125,000	—	125,000
David M. Leuschen(3)	125,000	—	125,000
Jeffrey W. Ubben(2)	93,750	157,417	251,167
Gary L. Whitlock	125,000	157,417	282,417
Janet S. Wong	145,000	157,417	302,417
Eva T. Zlotnicka(2)	52,500	210,035	262,535

(1)
Amounts included in this column reflect the aggregate grant date fair value of restricted stock units (which include tandem DERs) granted to the independent directors, computed in accordance with FASB ASC Topic 718, disregarding the estimate of forfeitures, in each case pursuant to the LTIP. See Note 16, Equity-Based Awards, for additional detail regarding assumptions underlying the value of these equity awards. The grant date fair value for time-based restricted stock unit awards issued in 2022 is based on the closing price of our common stock on the date of grant, which was $72.07 per unit for awards granted on February 1, 2022. As of December 31, 2022, Messrs. Alexander, Bumgarner, Davidson, Derryberry, Lansing, Ubben, and Whitlock, and Mses. Wong and Zlotnicka each held 2,081 unvested restricted stock units. Our non-management directors that are not independent do not receive LTIP awards, therefore they do not hold outstanding awards as of December 31, 2022. Amounts in this column also reflect the aggregate grant date fair value of common stock granted to the independent directors. The grant date fair value for common stock awards issued in 2022 is based on the closing price of our common stock as of the end of the calendar quarter in respect of which the common stock was granted, which was $70.42 per share of common stock for awards granted on February 23, 2022, $79.15 per share of common stock for awards granted on May 4, 2022, $57.22 per share of common stock for awards granted on August 2, 2022, and $60.06 per share of common stock for awards granted on November 1, 2022.

(2)
Mr. Ubben’s and Ms. Zlotnicka’s cash compensation was paid directly to Inclusive Capital Partners, L.P., although each received such director’s LTIP grant directly.

(3)
Compensation of the Riverstone Directors and Mr. Derryberry, for a portion of the year, for their service on the Board is paid directly to Riverstone/Carlyle Management LP.

Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Meth, our Chief Executive Officer. As both Mr. Keppler and Mr. Meth served in the role of Chief Executive Officer, we have elected to utilize the compensation of Mr. Meth as permitted in accordance with Instruction 10 to Item 402(u) of Regulation S-K.
For 2022, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our Company (other than Mr. Meth) was $63,834; and

•
The annual total compensation of Mr. Meth, as reported in the Summary Compensation Table included above, was $1,847,833.

•
Based on this information, for 2022 the ratio of the annual total compensation of Mr. Meth to the median of the annual total compensation of all employees was reasonably estimated to be 29 to 1.

To identity the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that, as of December 31, 2022, our employee population consisted of approximately 1,367 individuals with all of these individuals located in the United States. This population consisted of our full-time, part-time, and temporary employees.

•
We used a consistently applied compensation measure to identify our median employee by comparing the Total Gross Earnings as reflected in our payroll records for 2022, which included, amount of salary or wages, bonuses, compensation received from equity award vesting and distributions (DERs), value of life insurance premiums and gym memberships.

•
We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our CEO, are located in the United States, we did not make any cost-of-living adjustments in identifying the median employee.

•
With respect to the annual total compensation of Mr. Meth, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table above.

Pay Versus Performance Table
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the three years in the period ended December 31, 2022. In determining the “compensation actually paid” to our NEOs pursuant to the applicable SEC rules, we are required to make certain adjustments to the executive compensation amounts that were previously reported within the Summary Compensation Table. Pursuant to SEC rules, “compensation actually paid” (or “CAP”) includes payments made to executives during the applicable year such as salary, bonuses, and various benefits. However, the SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what our NEOs received year-to-year. The following information and data deviates from the previously filed Preliminary Proxy Statement due to revised calculations.
Year	Summary Compensation Table Total for John K. Keppler(1)	Compensation Actually Paid to John K. Keppler(1)(4)	Summary Compensation Table Total for Thomas Meth(1)	Compensation Actually Paid to Thomas Meth(1)(4)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(4)	Value of Initial Fixed $100 Investment Based On:
							TSR(2)	Peer Group TSR(2)	Net Income	Adjusted EBITDA(3)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	4,330,359	(1,409,891)	1,847,803	(221,954)	1,536,860	(694,090)	79	93	(168,307)	155
2021	6,205,730	26,610,304			1,881,145	7,437,571	130	113	(122,069)	117
2020	2,759,526	9,980,839			1,091,942	3,236,522	171	124	(86,290)	82

(1)
The principal executive officers (“PEO”) and the non-PEO NEOs for each year are as follows:

Year	PEO #1	PEO #2	Non-PEO NEOs
2022	John K. Keppler (January 1, 2022 – November 14, 2022)	Thomas Meth (November 14, 2022 – December 31, 2022)	Shai S. Even William H. Schmidt, Jr. E. Royal Smith
2021 & 2020	John K. Keppler		Shai S. Even Thomas Meth William H. Schmidt, Jr. E. Royal Smith

(2)
For each year, the total shareholder return for the Company and the peer group was calculated in accordance with Item 201(e) and Item 402(v) of Regulation S-K. For purposes of this disclosure, our peer group is the Dow Jones Industrial Average.

(3)
Adjusted EBITDA represents a non-GAAP financial measure. We define Adjusted EBITDA as net income (loss) excluding depreciation and amortization, interest expense, income tax expense (benefit), early retirement of debt obligation, non-cash equity-based compensation and other expense, loss on disposal of assets and impairment of assets, changes in unrealized derivative instruments related to hedged items, acquisition and integration costs and other, effects of COVID-19 and the wear in Ukraine, Support Payments, and Executive separation. Adjusted EBITDA is a supplemental measure used by our management and other users of our financial statements, such as investors, commercial banks, and research analysts, to assess the financial performance of our assets without regard to financing methods or capital structure.

(4)
CAP Adjustments

The two tables below reflect the adjustments that were made to each applicable NEO’s compensation previously reported in the Summary Compensation Table in order to arrive at the revised CAP values in accordance with SEC rules:
	2022 John K. Keppler	2022 Thomas Meth	2021 John K. Keppler	2020 John K. Keppler
PEO SUMMARY COMPENSATION TABLE TOTALS	$4,330,359	$1,847,803	$6,205,730	$2,759,526
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(3,399,976)	(1,249,984)	(3,400,044)	(1,631,253)
Fair value at year end of equity awards granted during the year	2,522,737	927,470	6,204,339	7,801,158
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(7,872,176)	(2,744,266)	16,269,144	375,830
Change in fair value of equity awards granted in prior years that vested during the year	1,896,301	660,224	333,015	32,090
Equity awards granted in prior years that were forfeited during the year	—	—	—	—
Dividends or other earnings paid on equity awards during the year	1,112,864	336,800	998,120	643,489
Total Equity Award Related Adjustments	(5,740,250)	(2,069,757)	20,404,574	7,221,313
COMPENSATION ACTUALLY PAID TOTALS	$(1,409,891)	$(221,954)	$26,610,304	$9,980,839
	2022	2021	2020
NON-PEO NEOS SUMMARY COMPENSATION TABLE TOTALS	$1,536,860	$1,881,145	$1,091,942
Add (Subtract):
Fair value of equity awards granted during the year from the Summary Compensation Table	(1,065,675)	(965,617)	(591,649)
Fair value at year end of equity awards granted during the year	790,717	1,762,039	2,192,469
Change in fair value of equity awards granted in prior years that were unvested as of the end of the year	(3,099,071)	4,274,095	303,948
Change in fair value of equity awards granted in prior years that vested during the year	746,217	138,041	10,435
Equity awards granted in prior years that were forfeited during the year	—	—	—
Dividends or other earnings paid on equity awards during the year	396,862	347,868	229,378
Total Equity Award Related Adjustments	(2,230,950)	5,556,426	2,144,581
AVERAGE COMPENSATION ACTUALLY PAID TOTALS	$(694,090)	$7,437,571	$3,236,522
Description of Pay Versus Performance Relationships
NEO compensation is heavily dependent upon stock price performance (absolute and relative to the S&P 500 Index), and adjusted EBITDA, which drives payouts under the AICP. The following graphical comparisons below describe the relationship between “compensation actually paid” to our NEOs for each of 2022, 2021, 2020 and (i) net income, (ii) adjusted EBITDA, and (iii) our TSR and the TSR of our peer group over the same time period.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid ($MM)
EVA Net Income ($MM)
$30
$25
$20
$15
$10
$5
$-
$(5)
$1,000
$800
$600
$400
$200
$-
$(200)
$(400)
-$86.3
-$122.0
-$168.3
$10.0
$3.2
$26.6
$7.4
$(1.4)
$4.5
-$0.7
2020
2021
2022
PEO #1 CAP
PEO #2 CAP
Other NEO CAP
EVA Net Income

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid ($MM)
EVA Adjusted EBITDA ($MM)
$30
$25
$20
$15
$10
$5
$-
$(5)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$81.8
$116.7
$155.2
$10.0
$3.2
$26.6
$7.4
$4.5
$(1.4)
-$0.7
2020
2021
2022
PEO #1 CAP
PEO #2 CAP
Other NEO CAP
EVA Adjusted EBITDA

Compensation Actually Paid vs. TSR (Enviva & Peers)
Compensation Actually Paid ($MM)
TSR: $100 Invested 12/31/2019
$30
$25
$20
$15
$10
$5
$-
$(5)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$171
$130
$79
$124
$113
$93
$10.0
$3.2
$26.6
$7.4
$(1.4)
$4.5
-$0.7
2020
2021
2022
PEO #1 CAP
PEO #2 CAP
Other NEO CAP
EVA TSR
Peer TSR

Disclosure of Most Important Performance Measures for Fiscal Year 2022
Most Important Performance Measures
Adjusted EBITDA
Relative TSR
Distributable Cash Flow “DCF”
Total Recordable Incident Rate “TRIR”
Track and Trace® Compliance
Backlog Growth, year-over-year

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the director and executive compensation arrangements discussed above, this section describes transactions since January 1, 2022, to which we have been or will be a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers, or holders of more than 5% of our voting stock, or any member of the immediate family of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Agreements with Affiliates
Payments to Riverstone for Affiliated Director Services
We pay Riverstone/Carlyle Management LP compensation for the services of certain officers or employees of Riverstone or its affiliates who serve as directors on our Board. During the year ended December 31, 2022, total compensation related to such expense was $0.3 million.
Payments to In-Cap for Affiliated Director Services
We pay In-Cap compensation for the services of the officers or employees of In-Cap or its affiliates who served as directors on our Board. During the year ended December 31, 2022, total compensation related to such expense was $0.2 million.
Registration Rights Agreement
In connection with Enviva Partners, LP’s acquisition of Enviva Holdings, LP (our “former sponsor”) and Enviva Partners GP, LLC (our “former General Partner”) and the cancellation and elimination of the incentive distribution rights held by our former sponsor in exchange for 16.0 million common units, which were distributed to the owners of our former sponsor (collectively, the “Simplification Transaction”), the Company entered into a registration rights agreement (the “Simplification Registration Rights Agreement”) on October 14, 2021 with certain initial holders of shares of Common Stock, including certain funds affiliated with Riverstone and certain of our officers and directors pursuant to which, among other things and subject to certain restrictions, the Company agreed to file with the SEC a registration statement on Form S-3 registering for resale certain securities received by such Holdings Limited Partners in connection with the Simplification Transaction. The Simplification Registration Rights Agreement also provides the Holdings Limited Partners with customary demand and piggyback registration rights.
Support Agreement
In connection with the Simplification Transaction on October 14, 2021, the Company entered into a support agreement (the “Support Agreement”) by and among the Company, the Holdings Limited Partners party thereto, and certain other persons thereto pursuant to which, among other things, (a) certain of our former sponsor’s (or its subsidiaries’) obligations to provide financial support to us were consolidated, fixed, and novated into fixed payment amounts to be paid solely out of dividends on certain shares of Common Stock held by certain Holdings Limited Partners, (b) each Holdings Limited Partner party thereto agreed to reinvest all regular quarterly dividends in respect of a portion of the Common Stock issued to such Holdings Limited Partner in the Simplification Transaction, for each calendar quarter from the calendar quarter ending September 30, 2021, through and including the calendar quarter ending December 31, 2024, and (c) each Holdings Limited Partner party thereto made certain voting commitments in connection with the Company’s conversion to a Delaware corporation (the “Conversion”) and agreed not to transfer any common units held by such partner until the completion of the unitholder vote regarding the Conversion or the Company’s determination to abandon or terminate the Conversion.
Stockholders Agreement
In connection with the Simplification Transaction, the Company entered into a stockholders’ agreement (the “Stockholders Agreement”) with Riverstone Echo Continuation Holdings, L.P., Riverstone Echo Rollover Holdings, L.P., and their respective affiliates (collectively, the “Riverstone Stockholders”). The Stockholders Agreement provided for the composition of the Company’s initial post-Conversion Board. In addition, for so long as the Riverstone Stockholders hold at least 30% of the Company’s Common Stock, the Company agreed that it would not, without the approval of the Riverstone Stockholders, undertake certain specified actions set forth in the Stockholders Agreement.
Subscription Agreements
On February 28, 2023, the Company entered into the Subscription Agreements with the Investors to sell Preferred Shares, having the terms set forth in the Company’s Certificate of Designations for Preferred Shares, in a private placement for gross proceeds of $249.1 million. The Investors include direct or indirect subsidiaries of Riverstone, In-Cap, among other others. Certain directors and officers of the Company also are Investors, including Ralph Alexander, John C. Bumgarner, Jr., Gary L. Whitlock, Thomas Meth, and John K. Keppler.
The conversion of the Preferred Shares to shares of Common Stock is the subject of the Issuance Proposal to be voted upon at the Annual Meeting. Please see the section titled “Proposal No. 6 — The Issuance Proposal” for further information.
PIPE Registration Rights Agreement
Pursuant to the Subscription Agreements, the Company entered into a registration rights agreement (the “PIPE Registration Rights Agreement”) as of March 20, 2023 with the Investors pursuant to which, among other things and subject to certain restrictions, the Company agreed to file with the SEC a registration statement on Form S-3 registering for resale the shares of Common Stock issuable upon conversion of the Preferred Shares. The PIPE Registration Rights Agreement also provides the Investors with customary demand and piggyback registration rights.
Procedures for Review, Approval, and Ratification of Transactions with Related Persons
Our Board has adopted a written Code of Business Conduct and Ethics, pursuant to which certain conflicts or potential conflicts of interest that may arise between Enviva, on the one hand, and any director, officer, or employee of Enviva (each, a “Covered Person”), on the other, must be brought to the attention of the Board if the Covered Person has (i) a direct interest in any such conflict where the amount involved exceeds $120,000 or (ii) a material indirect interest in any such conflict. The resolution of any such conflict or potential conflict should, at the discretion of the Board in light of the circumstances, be determined by a majority of the disinterested directors.
Under the provisions of our Code of Business Conduct and Ethics, any executive officer must avoid conflicts of interest unless approved by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of shares of Common Stock and Preferred Shares of Enviva Inc. as of April 21, 2023 held by:
•
each director and NEO;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our standing shares of Common Stock or Preferred Shares.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of Common Stock issuable under options or warrants that are exercisable within 60 days after April 21, 2023 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.
Unless otherwise indicated below, to our knowledge, and subject to applicable community property laws, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.
Our calculation of the percentage of beneficial ownership is based on 67,727,662 shares of our Common Stock outstanding as of April 21, 2023.
Unless otherwise noted, the address for each beneficial owner listed below is 7272 Wisconsin Ave., Suite 1800, Bethesda, MD 20814.
	Shares Beneficially Owned					Projected Beneficial Ownership Upon Approval of the Issuance Proposal Common Stock(1)(3)
	Common Stock(1)			Preferred Shares(2)
Name of Beneficial Owner	Shares	%	Voting Power(2)	Shares	%	Shares	%
Greater than 5% Owner
Investment Funds Affiliated with Riverstone Holdings, LLC(4)	28,438,697	42.0%	42.0%	3,977,723	60.2%	32,416,420	43.6%
Investment Funds Affiliated with Inclusive Capital Partners, L.P.(5)	5,750,457	8.5%	8.5%	1,856,271	28.1%	7,606,728	10.2%
Named Executive Officers, Directors, and Director Nominees
Ralph Alexander(6)	9,165	*	*	2,651	*	11,816	*
John C. Bumgarner, Jr.(7)	259,951	*	*	53,036	*	312,987	*
Martin N. Davidson	3,156	*	*	—	—	3,156	*
Jim H. Derryberry	2,684	*	*	—	—	2,684	*
Shai S. Even	398,790	*	*	—	—	398,790	*
John K. Keppler(8)	352,444	*	*	13,259	*	365,703	*
Yanina A. Kravtsova	102,804	*	*	—	—	102,804	*
Roxanne B. Klein	—	—	—	—	—	—	—
Gerrit (“Gerrity”) L. Lansing, Jr.	8,477	*	*	—	*	8,477	*
Pierre F. Lapeyre, Jr.(4)	28,438,697	42.0%	42.0%	3,977,723	60.2%	32,416,420	43.6%

	Shares Beneficially Owned					Projected Beneficial Ownership Upon Approval of the Issuance Proposal Common Stock(1)(3)
	Common Stock(1)			Preferred Shares(2)
Name of Beneficial Owner	Shares	%	Voting Power(2)	Shares	%	Shares	%
David M. Leuschen(4)	28,438,697	42.0%	42.0%	3,977,723	60.2%	32,416,420	43.6%
Thomas Meth	459,909	*	*	13,259	*	473,168	*
William H. Schmidt, Jr.(9)	428,798	*	*	—	—	428,798	*
E. Royal Smith	288,043	*	*	—	—	288,043	*
Jeffrey W. Ubben(5)	5,750,457	8.5%	8.5%	1,856,271	28.1%	7,606,728	10.2%
Gary L. Whitlock	37,998	*	*	26,518	*	64,516	*
Janet S. Wong	35,022	*	*	—	—	35,022	*
Eva T. Zlotnicka	3,665	*	*	—	—	3,665	*
All directors and executive officers as a group (21 persons)	36,646,666	54.1%	54.1%	5,942,717	90.0%	42,589,383	57.3%

*
Less than 1% of Common Stock outstanding.

(1)
This column does not include restricted stock unit awards granted to our directors and officers pursuant to the LTIP.

(2)
The Preferred Shares may not be converted into shares of Common Stock until the Issuance Proposal has been approved. As a result, for the purposes of the table above, voting power has been calculated based on the number of shares of Common Stock outstanding as of the Record Date without giving effect to the conversion of the Preferred Shares.

(3)
Assumes the conversion of all Preferred Shares outstanding as of June 15, 2023.

(4)
Based solely on information contained in a Schedule 13D/A filed with the SEC on March 3, 2023 by Riverstone Echo Rollover Holdings, L.P. (“Echo Rollover Holdings”). Riverstone Echo Continuation Holdings, L.P. (“Echo Continuation Holdings”) is the record holder of 13,733,914 shares of Common Stock and Preferred Shares convertible into 1,969,002 shares of Common Stock. Echo Rollover Holdings is the record holder of 2,562,241 shares of Common Stock and Preferred Shares convertible into 267,869 shares of Common Stock. Riverstone Echo PF Holdings, L.P. is the record holder of 12,142,542 shares of Common Stock and Preferred Shares convertible into 1,740,852 shares of Common Stock. David M. Leuschen and Pierre F. Lapeyre Jr. are the managing directors of Riverstone Management Group, L.L.C. (“Riverstone Management”), and have or share voting and investment discretion with respect to the securities beneficially owned by Riverstone Management, which is the general partner of Riverstone/Gower Mgmt Co Holdings, L.P., which is the sole member of Riverstone Holdings LLC, which is the sole member of Riverstone Echo GP, LLC, which is the general partner of Riverstone Echo Partners, L.P., which is the sole member of each of Riverstone ECF GP, LLC (“ECF GP”) and Riverstone Echo Rollover GP, LLC (“Echo Rollover GP”). ECF GP is the general partner of Echo Continuation Holdings. Echo Rollover GP is the general partner of Echo Rollover Holdings. Riverstone Enviva Holdings is managed by its members, Echo Continuation Holdings, and Echo Rollover Holdings. The address for each of the Investment Funds affiliated with Riverstone Holdings, LLC is 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(5)
Based solely on information contained in a Schedule 13D/A filed with the SEC on March 2, 2023 by Inclusive Capital Partners, L.P. (“In-Cap”). In-Cap and Inclusive Capital Partners Spring Fund Manager, L.L.C. (“In-Cap Spring Fund Manager”) or Inclusive Capital Partners Spring Fund Manager II, L.L.C. (“In-Cap Spring Fund II Manager”), have been granted investment and voting discretion over the Common Stock held by certain funds (the “In-Cap Funds”). In-Cap acts as investment manager to the In-Cap Funds. The managing member of In-Cap Spring Fund Manager and In-Cap Spring Fund II Manager is Inclusive Capital Partners Holdco, L.P. (“In-Cap Holdco”). In-Cap is the general partner of In-Cap Holdco. Inclusive Capital Partners, L.L.C. (“In-Cap LLC”) is the general partner of In-Cap. Mr. Ubben is the controlling member of the management committee of In-Cap LLC.

Mr. Ubben holds shares of Common Stock for the benefit of In-Cap and the In-Cap Funds. The address for each of the In-Cap Funds is 1170 Gorgas Avenue, San Francisco, CA 94129.
(6)
Of these 9,165 shares of Common Stock, 5,464 are held by the RA Family 2012 Irrevocable Trust. Mr. Alexander has investment control over these shares.

(7)
Of these 259,951 shares of Common Stock, 165,928 are held by the Bumgarner Family Trust. Mr. Bumgarner has investment control over these shares.

(8)
The amount of securities beneficially owned by Mr. Keppler does not include 374,598 shares of Common Stock previously contributed by Mr. Keppler to a charitable remainder trust (the “Trust”) principally for estate planning and charitable purposes, which include supporting several personal philanthropic initiatives. The amount of securities beneficially owned by Mr. Keppler also does not include 105,947 shares of Common Stock withheld for payment of taxes, in respect to the vesting and settlement of 246,329 restricted stock units reported on Mr. Keppler’s Form 4 filed on November 16, 2022.

(9)
William H. Schmidt, Jr. is the former Executive Vice President, Corporate Development and General Counsel.

DELINQUENT SECTION 16(A) REPORTS
Under Section 16(a) of the Exchange Act and SEC rules, our directors, executive officers, and beneficial owners of more than 10% of our Common Stock are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based on our review of the filed reports, we believe that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2022, except that, due to inadvertent oversights, (a) Ralph Alexander filed a late Form 4 reporting transactions that took place on March 3, 2022 and March 4, 2022, and (b) each of Martin N. Davidson, Gerrit L. Lansing, Jr., and Eva T. Zlotnicka filed a late Form 4 reporting transactions that took place on May 4, 2022. Additionally, Riverstone Holdings LLC, Riverstone Management Group, L.L.C., Riverstone/Gower Mgmt Co Holdings, L.P., David M. Leuschen, Pierre F. Lapeyre, Jr., Riverstone Echo GP, LLC, Riverstone Echo Partners, L.P., Riverstone ECF GP, LLC, Riverstone Echo Rollover GP, LLC, Riverstone Echo Rollover Holdings, L.P., Riverstone Echo Continuation Holdings, L.P., and Riverstone Echo PF Holdings, L.P. jointly filed a Form 5 on February 14, 2023 reporting certain acquisitions of Common Stock in connection with its participation in the Company’s dividend reinvestment program that took place on February 25, 2023, May 27, 2022, August 26, 2022, and November 25, 2022.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available under “Investor Relations > Governance > Governance Documents” on our website at www.envivabiomass.com. All members of the Audit Committee currently meet the independence and qualification standards for audit committee membership set forth in the listing standards and rules of NYSE and the SEC.
The functions of the members of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes.
The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the PCAOB. The Audit Committee also discussed with the independent registered public accounting firm critical audit matters included in the firm’s audit opinion and discussed the firm’s opinion regarding the Company’s internal controls over financial reporting.
In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans, and estimated costs of their audit. The Audit Committee met with the independent registered public accounting firm periodically to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting, internal controls over financing reporting, and the independent registered public accounting firm’s reviews of the quarterly financial statements.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Form 10-K for the fiscal year ended December 31, 2022.
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any other filings under the Exchange Act or the Securities Act of 1933 except to the extent we specifically incorporate it by reference to such filing.
Janet S. Wong, Committee Chair
John C. Bumgarner, Jr.
Gary L. Whitlock

OTHER BUSINESS
We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting of stockholders, he or she must provide timely written notice to Secretary of the Company in the form prescribed by our Bylaws, as described under “Stockholder Proposals.”

STOCKHOLDER PROPOSALS
Stockholder proposals intended to be included in the proxy materials for the 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Secretary of the Company no later than January 2, 2024, or otherwise as permitted by applicable law. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC.
Additionally, stockholders seeking to recommend a director candidate or who intend to present a stockholder proposal at the 2024 Annual Meeting of Stockholders not intended to be included in the proxy materials must provide the Secretary of the Company with written notice of the proposal no earlier than 120 days before and no later than 90 days before the anniversary of the preceding year’s annual meeting of stockholders (provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after the anniversary of the preceding year’s annual meeting of stockholders, then written notice must be received by the Company not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which the date of the 2024 Annual Meeting of Stockholders is first publicly announced by the Company). A stockholder nomination or written notice of a stockholder proposal at the 2024 Annual Meeting of Stockholders not intended to be included in the proxy materials must be provided no earlier than February 16, 2024 and no later than March 17, 2024. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the annual meeting of stockholders.
Any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Corporate Governance Committee, the committee that recommends nominees to the Board for election at each annual meeting of stockholders, must provide the Secretary of the Company with the information required by our Bylaws, which includes, but is not limited to: (a) all information relating to such nominee that would be required to be disclosed in a proxy statement for the election of such nominee as a director in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and such nominee’s written consent to serve as a director if elected; (b) a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years, and any other material relationships, between or among such stockholder and such nominee, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the proposed nominee, and such nominee’s respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (c) a representation that such nominee intends to serve a full term, if elected as director; and (d) such other information as the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company or that the Company believes could be material to a reasonable stockholder’s understanding of the independence (both from management and from the stockholders or, if the proposal is made on behalf of a beneficial owner other than the stockholder of record, from such beneficial owner) or qualifications of such nominee.
In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraphs, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must comply with the content requirement of Rule 14a-19 under the Exchange Act at the time it complies with the earlier deadlines in the advance notice provisions of our Bylaws. Thus, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of the Company’s Bylaws for the Company’s 2024 Annual Meeting of Stockholders, then such stockholder must also provide proper written notice that sets forth all the information required by Rule 14a-19 of the Exchange Act to the Secretary of the Company between February 16, 2024 and March 17, 2024. However, if (a) the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the date of the preceding year’s annual meeting of stockholders, then such written notice must be received not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 100 days prior to the date of such annual meeting, the 10th day following the day on which the date of the 2024 Annual Meeting of Stockholders is first publicly announced by the Company; or (b) the date of the 2024 Annual Meeting of Stockholders is more than more than 30 days but less than 60 days after the anniversary of the date of the preceding year’s annual meeting of stockholders, then such written notice must be received no later than the later of the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is first made by the Company and the date which is 60 days prior to the date of the 2024 Annual Meeting of Stockholders.
The Nominating and Corporate Governance Committee is not required to consider director candidates received after the applicable date or without the required information. The Nominating and Corporate Governance Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption “Proposal No. 1 — Election of Directors — Nomination of Directors.” Director candidates who are then nominated by the Board will be included in the Company’s proxy statement for that annual meeting of stockholders.

DELIVERY OF PROXY MATERIALS
Our 2022 annual report to stockholders, including audited financial statements, accompanies this proxy statement.
Our 2022 annual report to stockholders, and other information may be obtained without charge upon written request addressed to Enviva Inc., 7272 Wisconsin Ave., Suite 1800, Bethesda, Maryland 20814 or by telephone at (301) 657-5560, in each case, Attention: Secretary.
EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

APPENDIX A
Amendment to Amended and Restated Certificate of Incorporation
Additions to the Current Certificate pursuant to the Exculpation Amendment contemplated by Proposal No. 2 are indicated below by bold, underlined text and deletions contemplated thereby are indicated below by strike-out text. The full text of the Company’s currently applicable Certificate of Incorporation was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on January 3, 2022.
The proposed Exculpation Amendment changes to Section 9.1 and Section 9.3 are set forth below:
Section 9.1   No Personal Liability.   No director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it now exists. In addition to the circumstances in which a director or officer of the Corporation is not personally liable as set forth in the preceding sentence, a director or officer of the Corporation shall not be liable to the fullest extent permitted by any amendment to the DGCL hereafter enacted that further limits the liability of a director or officer.
Section 9.3    Amendment, Repeal, or Modification.   Any amendment, repeal, or modification of this Article IX shall be prospective only and shall not affect any limitation on liability of a director or officer for acts or omissions occurring prior to the date of such amendment, repeal, or modification.

ENVIVA INC.7272 Wisconsin AveSuite 1800Bethesda, MD 20814 USATHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints John K. Keppler and Jason E. Paral as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the common stock of Enviva Inc. held of record by the undersigned on April 21, 2023, at the Annual Meeting of Stockholders to be held virtually at https://web.lumiagm.com/218783948 (password: enviva2023) on June 15, 2023, or any adjournment or postponement thereof.(Continued and to be signed on the reverse side)1.114475

ANNUAL MEETING OF STOCKHOLDERS OF

ENVIVA INC.

June 15, 2023

GO GREEN

<u>NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS</u>:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20060

21330403030300000000 1 061523

1. Election of Directors:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ 1a. Thomas Meth
- ○ 1b. John K. Keppler
- ○ 1c. Ralph Alexander
- ○ 1d. John C. Bumgarner, Jr.
- ○ 1e. Martin N. Davidson
- ○ 1f. Jim H. Derryberry
- ○ 1g. Gerrit L. Lansing, Jr.
- ○ 1h. Pierre F. Lapeyre, Jr.
- ○ 1i. David M. Leuschen
- ○ 1j. Jeffrey W. Ubben
- ○ 1k. Gary L. Whitlock
- ○ 1l. Janet S. Wong
- ○ 1m. Eva T. Zlotnicka

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OFENVIVA INC.June 15, 2023GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/20060Please sign, date and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.21330403030300000000 1061523THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 4, 5, AND 6 AND "EVERY YEAR" FOR PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. Election of Directors:2.The approval of an amendment to the Company's Certificate ofFORAGAINSTABSTAINNOMINEES:Incorporation to reflect new Delaware law provisions regardingEVERYEVERYofficer exculpation.FOR ALL NOMINEESO 1a. Thomas MethEVERYTWOTHREEO 1b. John K. Keppler3.The approval of, on an advisory (non-binding) basis, theYEARYEARSYEARSABSTAINWITHHOLD AUTHORITYO 1c. Ralph AlexanderFOR ALL NOMINEESO 1d. John C. Bumgarner, Jr.frequency of future advisory votes to approve compensation ofFOR ALL EXCEPTO 1e. Martin N. Davidsonour Named Executive Officers.O 1f. Jim H. DerryberryFORAGAINSTABSTAIN(See instructions below)O 1g. Gerrit L. Lansing, Jr.4.The approval of, on an advisory (non-binding) basis, theO 1h. Pierre F. Lapeyre, Jr.compensation of the Company's Named Executive Officers.O 1i. David M. LeuschenO 1j. Jeffrey W. UbbenFORAGAINSTABSTAINO 1k. Gary L. Whitlock5.The ratification of the appointment of Ernst & Young LLP as theO 1l. Janet S. WongCompany's independent registered public accounting firm.O 1m. Eva T. ZlotnickaINSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”FORAGAINSTABSTAIN6.The approval of the issuance of shares of the Company's commonand fill in the circle next to each nominee you wish to withhold, as shown here:stock, par value $0.001 per share, upon the conversion of theCompany's Series A Preferred Stock, par value $0.001 per share.The undersigned acknowledges receipt from the Company before the execution of thisproxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for theAnnual Meeting of Stockholders. If no direction is made, this proxy will be voted FORproposals 1, 2, 4, 5 and 6 and EVERY YEAR for proposal 3.To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this Proxy. Whensharesare held jointly, eachholder should sign. Whensigning as executor, administrator, attorney, trustee orguardian,please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MENVIVAETINGOFSTOCKHOLDERSINC. OFJune 15, 2023PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.Vote online until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/218783948 (password: enviva2023) and be sure to have your control number available.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/20060Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.21330403030300000000 1061523THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 4, 5, AND 6 AND "EVERY YEAR" FOR PROPOSAL 3.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. Election of Directors:2.The approval of an amendment to the Company's Certificate ofFORAGAINSTABSTAINNOMINEES:Incorporation to reflect new Delaware law provisions regardingEVERYEVERYofficer exculpation.FOR ALL NOMINEESO 1a. Thomas MethEVERYTWOTHREEO 1b. John K. Keppler3.The approval of, on an advisory (non-binding) basis, theYEARYEARSYEARSABSTAINWITHHOLD AUTHORITYO 1c. Ralph AlexanderFOR ALL NOMINEESO 1d. John C. Bumgarner, Jr.frequency of future advisory votes to approve compensation ofFOR ALL EXCEPTO 1e. Martin N. Davidsonour Named Executive Officers.O 1f. Jim H. DerryberryFORAGAINSTABSTAIN(See instructions below)O 1g. Gerrit L. Lansing, Jr.4.The approval of, on an advisory (non-binding) basis, theO 1h. Pierre F. Lapeyre, Jr.compensation of the Company's Named Executive Officers.O 1i. David M. LeuschenO 1j. Jeffrey W. UbbenFORAGAINSTABSTAINO 1k. Gary L. Whitlock5.The ratification of the appointment of Ernst & Young LLP as theO 1l. Janet S. WongCompany's independent registered public accounting firm.O 1m. Eva T. ZlotnickaINSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”FORAGAINSTABSTAIN6.The approval of the issuance of shares of the Company's commonand fill in the circle next to each nominee you wish to withhold, as shown here:stock, par value $0.001 per share, upon the conversion of theCompany's Series A Preferred Stock, par value $0.001 per share.The undersigned acknowledges receipt from the Company before the execution of thisproxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for theAnnual Meeting of Stockholders. If no direction is made, this proxy will be voted FORproposals 1, 2, 4, 5 and 6 and EVERY YEAR for proposal 3.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of StockholderDate:Signature of StockholderDate:Note: Please signexactly as your name or names appear on this Proxy. Whensharesare held jointly, eachholder should sign. Whensigning as executor, administrator, attorney, trustee orguardian,please give fulltitle as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.